UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-23932

Pershing Square USA, Ltd.
(Exact name of registrant as specified in charter)

787 Eleventh Avenue, 9
th
Floor
New York, NY 10019
(Address of principal executive offices)
Halit Coussin
Pershing Square Capital Management, L.P.
787 Eleventh Avenue, 9
th
Floor
New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 813-3700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2026

Item 1. Reports to Shareholders
(a)
The semi-annual report to shareholders for the period beginning April 29, 2026 (commencement of operations) to June 30, 2026, is filed herewith.
(b)
Not applicable.

Pershing Square USA, Ltd.
2026 Semi-Annual Report

For the Period from April 29, 2026
(commencement of operations)
to June 30, 2026

Pershing Square USA, Ltd.

2026 Semi-Annual Report

Important Information ....................................................................................................................................................................	1
Company Overview .......................................................................................................................................................................	2
Company Performance ...................................................................................................................................................................	3
Investment Manager’s Report ........................................................................................................................................................	4
Consolidated Schedule of Investments (unaudited) .......................................................................................................................	16
Consolidated Statement of Assets and Liabilities (unaudited) ......................................................................................................	18
Consolidated Statement of Operations (unaudited) .......................................................................................................................	19
Consolidated Statement of Changes in Net Assets Attributable to Common Shareholders (unaudited) ......................................	20
Consolidated Statement of Cash Flows (unaudited) .....................................................................................................................	21
Consolidated Financial Highlights (unaudited) .............................................................................................................................	22
Notes to the Unaudited Consolidated Financial Statements ..........................................................................................................	23
Endnotes and Disclaimers ..............................................................................................................................................................	38
Dividend Reinvestment Plan ..........................................................................................................................................................	41
Privacy Notice ................................................................................................................................................................................	43
Additional Information ..................................................................................................................................................................	47

i

Important
Information
This report is transmitted to the shareholders of Pershing Square USA, Ltd. (“we”, “us”, “our,” the “Company” or “PSUS”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.
Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved. An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional closed-end funds.
An investment in the Company is not intended to be a complete investment program. The net asset value (“NAV”) and market price of the Company’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Company and its investments. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their NAV, which may increase investors’ risk of loss, even when NAV has increased. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2026, unless otherwise noted. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.
Neither Pershing Square Capital Management, L.P. (“PSCM” or the “Investment Manager”) nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Company Overview

The Company, a Delaware statutory trust, is a closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and managed by the Investment Manager, PSCM. Founded in 2003, PSCM is a leading alternative asset manager led by its founder and Chief Executive Officer, William A. Ackman.

The Company was organized as a Delaware statutory trust on November 28, 2023, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. The common shares of beneficial interest of the Company (the “Common Shares”) began trading on the New York Stock Exchange (“NYSE”) on April 29, 2026, under the symbol “PSUS.”

The Company’s investment objective is to preserve capital and seek maximum, long-term capital appreciation and growth in intrinsic value per share commensurate with reasonable risk, where risk is defined as the probability of permanent loss of capital, rather than price volatility. There can be no assurance that the Company’s investment objective will be achieved.

PSUS seeks to invest primarily in 12 to 15 free-cash-flow-generative, North American large capitalization growth companies at attractive valuations. Consistent with the Investment Manager’s core investment principles and business strategy, PSUS seeks to invest in high-quality companies that have a number of the characteristics enumerated below:
•
Simple, predictable, and free-cash-flow-generative – a proven track record of growth and free cash flow generation, and predictable future financial performance that PSCM expects will generate strong, sustainable growth in cash flows over the long term.
•
Formidable barriers to entry – long-term sustainable competitive advantages, significant barriers to entry, or “wide moats” around their business, and low risks of disruption due to competition, innovation or new entrants.
•
Limited exposure to extrinsic factors – investments that are not materially negatively affected by macroeconomic factors, commodity prices, regulatory risks, interest rate volatility and/or cyclical risk.
•
Strong financial position – conservatively financed companies relative to their free-cash-flow generation.
•
Minimal capital markets dependency – companies that generally do not need to raise equity capital to fund their businesses.
•
Large capitalization – large enterprise values and significant long-term growth potential.
•
Attractive valuation – companies at a discount to their intrinsic values with the businesses operated ‘as-is,’ and at a potentially substantially greater discount relative to their values if the businesses were optimized.
•
Exceptional management and governance – companies that PSCM believes have trustworthy, talented, experienced, and highly competent boards and management teams, and companies where it believes it can be a catalyst for effectuating corporate change through active corporate engagement.

PSCM complements its core investment strategy by seeking to identify and execute upon asymmetric hedges in order to protect the investment portfolio against specific macroeconomic risks, and to capitalize on market volatility. PSCM typically structures these hedges using asymmetric instruments such as options and credit default swaps, which offer the opportunity for large gains (relative to the individual asymmetric instruments and the size of PSUS’ investment portfolio, taken as a whole) if potential risks occur without exposing PSUS to significant costs or meaningful losses if such risks do not occur as the amount of capital at risk is typically expected to represent a small, single-digit percentage of PSUS’ total assets. PSCM has historically, and expects to continue to, reinvest profits from asymmetric hedges during periods of market disruption by increasing its funds’ investments in existing portfolio companies and by occasionally acquiring new positions, taking advantage of the depressed valuations of common stocks that typically occur during market disruptions. PSCM’s opportunistic hedging strategy has allowed it to increase its funds’ exposure to high-quality companies at materially discounted valuations, which it believes leads to long-term investment performance. PSCM believes its opportunistic hedging strategy is highly synergistic to its core investment strategy and is a superior alternative to holding a large cash position or maintaining a continuous hedging program, which can be a significant drag on long-term performance.

Company Performance

The performance information presented below shows pro forma net returns an investor in Pershing Square, L.P. (“PSLP”), Pershing Square International, Ltd. (“PSINTL”) and Pershing Square Holdings, Ltd. (“PSH” and collectively with PSLP and PSINTL, the “Affiliated Funds”) would have earned if such Affiliated Funds had paid a 2.0% management fee and were not subject to any performance fees or performance allocation, reflecting the same fee structure as the Company.
1
Each of the Affiliated Funds has been managed by the Investment Manager since its respective inception, and has investment objectives, policies and strategies that are substantially similar to those of the Company. The performance information also shows net returns for the Company, which are actual, not pro forma. The returns of the S&P 500 Index are presented for comparative purposes.

	Pro Forma PSLP Net Return (2)	Pro Forma PSINTL Net Return (2)	Pro Forma PSH Net Return (2)	PSUS Net Return (3)	S&P 500 (4)
2004	52.7%	—	—	—	10.9%
2005	49.1%	44.5%	—	—	4.9%
2006	27.5%	27.4%	—	—	15.8%
2007	26.8%	27.3%	—	—	5.6%
2008	(13.4)%	(12.3)%	—	—	(37.0)%
2009	46.3%	47.4%	—	—	26.4%
2010	36.4%	26.5%	—	—	15.1%
2011	(1.6)%	(2.5)%	—	—	2.1%
2012	15.7%	14.3%	—	—	16.0%
2013	11.5%	11.0%	10.8%	—	32.4%
2014	45.4%	45.4%	47.8%	—	13.7%
2015	(16.6)%	(16.9)%	(20.9)%	—	1.4%
2016	(10.0)%	(10.6)%	(13.9)%	—	12.0%
2017	(2.1)%	(3.7)%	(4.5)%	—	21.8%
2018	(2.0)%	1.0%	(1.3)%	—	(4.4)%
2019	44.7%	43.2%	58.1%	—	31.5%
2020	69.5%	67.7%	82.5%	—	18.4%
2021	27.9%	23.2%	31.4%	—	28.7%
2022	(8.3)%	(8.8)%	(9.3)%	—	(18.1)%
2023	23.3%	22.9%	29.3%	—	26.3%
2024	9.8%	10.2%	11.6%	—	25.0%
2025	22.2%	21.7%	24.1%	—	17.9%
YTD through June 30, 2026	(11.3)%	(12.2)%	(12.8)%	(8.1)%	10.2%
YTD through August 11, 2026	(4.7)%	(6.1)%	(4.6)%	0.6%	13.7%

Inception-to-date through August 11, 2026 (2,3,4)
Cumulative Return	3,733.7%	1,979.7%	502.6%	0.6%	964.3%
Compound Annual Return	17.5%	15.1%	14.1%	N/A	11.0%

Past performance is not a guarantee of future results. All investments involve risk, including the loss of principal. Please see accompanying endnotes and disclaimers on pages
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I
nvestment Manager’s Report
To the Shareholders of Pershing Square USA, Ltd. (PSUS):
We welcome you as a shareholder of PSUS. We believe we are off to a good start with a nearly fully invested portfolio of some of the highest-quality, high-growth companies we have ever owned acquired at prices substantially below their intrinsic values. We completed the IPO of PSUS in a turbulent market environment where market volatility has afforded us a highly attractive opportunity to deploy capital. When you are putting capital to work, it is hugely beneficial if the securities you are acquiring are declining in price rather than rising.
PSUS’ NAV performance from its inception on April 29, 2026 through the end of the quarter on June 30, 2026 was negative 8.1% compared with a 5.3% return for the S&P 500 over the same period. Our portfolio recovered substantially once we were nearly fully invested with our NAV increasing to $50.32 with a 9.6% return since the end of the second quarter bringing PSUS’ NAV return to 0.6% since the IPO.
Over the prior two decades, we have built a library of hundreds of businesses that meet our core investment principles. They are simple, predictable, and free cash flow-generative, with strong competitive positions, minimal financial leverage and capital markets dependency, and are run by excellent management teams. We carefully follow, track, and update our library as we patiently wait for our target companies to become available at valuations below our estimates of their intrinsic values, which enables us to move quickly to establish new investments when the price is right. The unique market environment this year, in which nearly the entirety of the S&P 500’s gains for the first six months have come from two sectors that provide the “picks and shovels” for AI infrastructure and nearly 40% of the companies in the index have had negative share price performance, created an attractive set up for us to deploy substantially all of the $5bn in capital we raised as part of PSUS IPO.
Since the IPO, we have taken advantage of our library by deploying more than 95% of PSUS’ capital in 14 investments, which include eight companies that are existing positions in other funds we manage and six new investments. We recently made new investments in Visa, Mastercard, Netflix, S&P Global, Intercontinental Exchange, and Alcon, companies we have closely followed for years that became available at highly attractive valuations this year. When taken together with the dominant, fast-growing companies that are also owned by other funds we manage – such as Microsoft, Amazon, Meta, Uber, Brookfield, and Restaurant Brands – we believe our portfolio is highly attractive in terms of business quality and prospective earnings growth and is well-positioned to deliver strong future returns. While the share price performance of our portfolio companies has been highly volatile even since the inception of PSUS, their underlying business progress remains consistent with our high expectations. We provide greater detail on the developments of our existing and new investments below.
We expect that the principal driver of our portfolio companies’ stock price performance will be the EPS growth they deliver due to their high growth rates and long-term sustainable competitive advantages, which serve to preserve and enhance their market position. While in the short-term, EPS growth does not guarantee higher stock prices, over the long-term, we expect long-term growth in EPS and economic earnings to drive increases in the intrinsic value and stock prices of our holdings. In light of the high degree of correlation between the earnings growth of our portfolio companies and our investment performance, one can think of PSUS’ returns as akin to a royalty on the ‘look-through’ long-term compounding of the underlying earnings growth of the businesses in which our funds invest.
PSUS’ long-term returns should be further enhanced to the extent that we are able to purchase our portfolio companies at substantial discounts to their intrinsic values as their share price returns will not only reflect earnings growth, but also an increase in valuation as we expect their P/E multiples to rise to better reflect their intrinsic values over time.
In the short term, stock prices are often, and sometimes materially, disconnected – either favorably or unfavorably – from intrinsic values. This disparity can result from a variety of factors, including macroeconomic events, investor preferences, or misperceptions regarding future growth prospects. We believe that the current trading prices of our portfolio companies in many cases reflect a temporary negative dislocation from their underlying business fundamentals.

A Few Thoughts on Our Investment Strategy
We do not view common stocks as trading securities to be purchased at a low price one day and sold at a higher price the next, but rather, as fractional ownership interests in the underlying businesses, and an indirect economic interest in their earnings and cash flows. We believe it is axiomatic that the value of a business is equal to the present value of its future cash flows. We therefore estimate company values based on their long-term future business prospects rather than on how we expect their stock prices to move in the short term in response to short-term factors, an approach that is pursued by a growing percentage of market participants. Our goal in selecting investments is to find businesses that meet our core principles, that have a high likelihood of sustaining significant rates of normalized EPS growth, and that are available at attractive prices. When we find businesses that meet these criteria, we often hold them for years, and sometimes, for more than a decade.
In our strategy, we seek to identify companies where we can predict with a high degree of confidence the strength of their competitive position and their long-term revenue and earnings growth. In building models, we typically estimate the economic EPS of each of our portfolio companies over a five-to ten-year period and then apply a terminal multiple that reflects our estimate of their prospective growth and business risks. We then calculate the business’s future value and the expected internal rate of return.
The annual returns that our investments generate will be primarily driven by two factors: the growth in economic EPS of the business, and the change in the earnings multiple that investors assign to the company over the long term. If we can find businesses that have a high rate of EPS growth and we can purchase them at a price-earnings (P/E) multiple below our estimate of their long-term valuation, then our investment returns will be driven by both the growth in earnings of these businesses boosted by an increase in their P/E multiples.
We have chosen to invest in businesses that have relatively high rates of EPS growth because, for among other reasons, the longer the investment horizon, the more our returns will be driven by the company’s EPS growth, and the less they will be affected by the potential change in the multiple that investors assign to those earnings. Over a very long period – say the full lifespan of a business – the investment returns from owning a company’s shares should approximately equal the growth in its economic EPS.
By investing in businesses that have higher rates of sustainable earnings growth, we can achieve high levels of investment returns without significant turnover in our portfolio. Rather than trying to find an undervalued common stock and quickly selling it as soon as investors upwardly revalue its future business prospects, we can continue to hold a high-quality growth company for years as the ongoing compounding of business value will drive our long-term returns. The careful selection of a portfolio of high-quality businesses that we expect will continue to generate high levels of earnings growth over the long term is a critical component of our investment strategy.
We expect that each of our current portfolio companies will grow their EPS at an annual rate of 15% or more over the next three to five years with about half of our companies achieving expected EPS growth of 20% or more over the same period. All of our current holdings trade at discounted multiples that are significantly below where we expect them to trade over the intermediate and long term. As a result, we estimate that our projected investment returns will be higher than the returns that we would expect to generate based on our portfolio companies’ underlying EPS growth.
In the short term, the impact of a reduction in a company’s P/E multiple can easily overwhelm the positive impact of a company’s earnings growth. For example, if over a three-month period a company were to grow its EPS by 5% (one quarter of a 20% annual rate), its share price should increase by 5%, assuming its P/E multiple remains unchanged over the same period. However, if the multiple the market assigns to the company earnings declines by 10% over the same period, its share price should decline 5.5%, as the five percent increase in earnings in the quarter is outweighed by the valuation impact of the 10% lower P/E multiple.
Over time, high rates of earnings growth overwhelm the short-term impact of multiple compression. For example, if a company’s P/E multiple declines 10% over the course of a year, but its EPS grows by 20%, the stock price will rise by 8%. If the company’s P/E multiple stays constant at a 10% lower level, but its EPS grows at 20% per year for five years, its share price will compound at 18% per year, slightly below the EPS growth of the business over the same period.

In the short term, we expect fluctuations in earnings multiples to overwhelm the positive impact of the earnings growth of our portfolio companies. While these fluctuations typically eventually work in our favor as we are buyers of undervalued businesses, periodically we will experience mark-to-market losses in our investment portfolio when share prices underperform their businesses. If we are correct in our assessment of the future prospects of the businesses we own, temporary periods of negative mark-to-market performance will likely be followed by periods of excess investment returns as stock prices catch up to intrinsic values as they are tethered to intrinsic values over the long term. When stock prices get dislocated in the short term, the tether stretches and eventually stock prices revert to fair values. The drivers of revaluation to intrinsic value typically include continued business performance causing analysts and investors to update their models, share repurchases and other corporate actions as well as activist and merger and acquisition activity.
Our Biggest Challenge Since the IPO
Our biggest challenge since the IPO is that PSUS stock opened down to a substantial discount to its NAV on the first day of trading and the discount has widened further to 22%, one of the widest discounts of any U.S. closed end fund invested in public securities. We believe the initial discount emerged due to technical factors from the IPO and the discount has widened further as we have not yet marketed the fund to new investors to replace selling shareholders. The composition of the portfolio up until this moment has been largely unknown, which has also made it difficult for many closed end fund investors to buy the stock.
Despite the significant discount that has emerged at PSUS, anchor investors in the IPO are up 2% including the value of the PS shares they received in the offering. IPO investors are down 5.9% since the IPO – assuming they retain both the PSUS and PS shares they received in the offering – and that is despite PSUS’ positive performance since the IPO, which has recovered offering costs and increased NAV to $50.32 as of this writing.
Beginning with this letter and other public disclosures, we are providing clarity on our portfolio’s composition. We will shortly begin an active marketing program for PSUS, which should assist us in narrowing the discount. In the short term, stocks trade on the basis of supply and demand. With the PSUS IPO, we created a substantial new supply of Pershing Square funds. We clearly need to do a better job of generating demand for our funds, which requires active marketing and you can help by spreading the word about PSUS.
We believe PSUS is an excellent long-term investment when purchased at NAV. We believe it represents an extraordinary bargain at the currently large discount to NAV at which it trades. To solve this issue, we need to broaden the universe of investors and financial advisors that know of PSUS’ existence and understand the Pershing Square story. We are on it.
Thank you for your investment in Pershing Square USA. We are grateful for your support.

Sincerely,

William A. Ackman	Ryan Israel
Chief Executive Officer	Chief Investment Officer

Portfolio Update
Equity Holdings by Portfolio Company (Common Stock and Equity Forwards)
The table below presents the Company’s aggregate economic exposure to each portfolio company, combining common stock held directly with the notional exposure of related equity forwards. This presentation is intended to supplement the consolidated schedule of investments, which presents the Company’s holdings by security type in accordance with Regulation S-X. Figures are unaudited and as of June 30, 2026.

Portfolio Company	Underlying Shares (i)	Market Value / Notional (ii)	Percentage of Net Assets
Microsoft Corporation	1,521,596	$567,585,740	12.4%
Uber Technologies, Inc.	7,634,090	$550,875,934	12.0%
Meta Platforms, Inc.	913,501	$514,565,978	11.2%
Brookfield Corporation	10,813,093	$460,529,631	10.0%
Amazon.com, Inc.	1,589,900	$378,936,766	8.3%
Restaurant Brands International Inc.	5,040,478	$365,485,060	8.0%
Visa Inc.	749,323	$257,085,228	5.6%
Mastercard Incorporated	495,000	$254,232,000	5.5%
S&P Global Inc.	578,128	$235,448,409	5.1%
Netflix, Inc.	3,156,394	$225,366,532	4.9%
Federal National Mortgage Association	12,263,177	$79,833,282	1.7%
Federal Home Loan Mortgage Corporation	8,980,793	$53,705,142	1.2%
Total Portfolio Company Exposure		$3,943,649,702	85.9%

(i) Includes shares held directly and shares underlying equity forward contracts.
(ii) Represents the combined market value of common stock held and notional value of the equity forward contracts as of June 30, 2026.
Performance Attribution
Below are the contributors and detractors to gross performance of the portfolio of the Company for the period from April 29, 2026 (commencement of operations) to June 30, 2026 and August 11, 2026, respectively.
5

April 29, 2026 – June 30, 2026		April 29, 2026 – August 11, 2026
Visa Inc.	0.3%	Microsoft Corporation	2.8%
Mastercard Incorporated	0.2%	Mastercard Incorporated	0.6%
Top Contributors	0.5%	Visa Inc.	0.6%
Microsoft Corporation	(1.2)%	Uber Technologies, Inc.	0.5%
Meta Platforms, Inc.	(0.9)%	Alcon Inc.	0.5%
Amazon.com, Inc.	(0.9)%	Top Contributors	5.0%
Brookfield Corporation	(0.8)%	Restaurant Brands International Inc.	(0.6)%
Netflix, Inc.	(0.7)%	Netflix, Inc.	(0.4)%
Top Detractors	(4.5)%	Brookfield Corporation	(0.4)%
Remaining Positions	(1.7)%	Federal National Mortgage Association	(0.2)%
Other Income and Expense	(2.1)%	Universal Music Group N.V.	(0.2)%
Other Contributors and Detractors	(3.8)%	Top Detractors	(1.8)%
Contributors Less Detractors (Gross Return)	(7.8)%	Remaining Positions	(0.1)%
Net Return 3	(8.1)%	Other Income and Expense	(1.9)%
		Other Contributors and Detractors	(2.0)%
		Contributors Less Detractors (Gross Return)	1.2%
		Net Return 3	0.6%
Top Contributors and Top Detractors list the five largest investment contributors and detractors to gross performance of the Company for the applicable period, respectively. Where fewer than five positions had a positive (or negative) contribution to performance, fewer than five are shown. Not all positions are individually listed. The Remaining Positions line reflects the aggregate contribution or detraction of all other investments not shown individually above as a Top Contributor or Top Detractor. Past performance is not a guarantee of future results. All investments involve risk, including the loss of principal. Please see accompanying endnotes and disclaimers on pages
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The table below highlights the share price performance of our portfolio companies from April 29, 2026 (commencement of operations) through June 30, 2026. In addition, we provide an estimate of their EPS multiples based upon their share prices as of June 30, 2026 and our estimates of longer-term EPS growth. We also provide estimated three- to five-year annual EPS growth rates as an illustrative analysis to highlight the longer-term growth potential of our portfolio companies.
We periodically revise our estimates of the near-and longer-term growth rates of our portfolio companies based upon new information and business developments that occur over time. There is no guarantee we will be correct in our assessments of their future growth potential, and our estimates are inherently imprecise. We seek to purchase our target companies at share prices that incorporate a margin of safety so that even if our estimates for the longer-term growth of a company are ultimately proven incorrect, we can still achieve an acceptable investment return.

	Share Price Performance (a)		Estimated 3 - 5 YR (c) EPS CAGR
Company		NTM P/E (b)
Uber Technologies, Inc.	(3)%	19x	25%
Brookfield Corporation	(8)%	14x	20%
Microsoft Corporation	(9)%	19x	19%
Meta Platforms, Inc.	(8)%	18x	22%
Restaurant Brands International Inc.	(7)%	17x	15%
Amazon.com, Inc.	(11)%	27x	24%
Visa Inc.	6%	23x	16%
Mastercard Incorporated	3%	24x	18%
Netflix, Inc.	(13)%	21x	19%
S&P Global Inc.	(4)%	19x	15%
Intercontinental Exchange (d)		17x	15%
Alcon Inc. (d)		18x	16%
Federal National Mortgage Association	(8)%	N.M.	N.M.
Federal Home Loan Mortgage Corporation	(4)%	N.M.	N.M.
Weighted Average (e)		19x	20%

S&P 500	5%	20x	12%
(a) Reflects total shareholder return, including dividends. Share Price Performance reflects performance as of June 30, 2026 from PSUS’ average cost.
(b) Reflects the next-twelve-month price-to-earnings (NTM P/E) multiple based on Pershing Square estimates as of June 30, 2026. For Alcon and Intercontinental Exchange, the multiple is based on the position’s average cost. Multiples for Fannie Mae and Freddie Mac are not presented, as they are not meaningful (N.M.).
(c) Reflects estimated EPS compound annual growth rate (CAGR) over the next three to five years from calendar year 2026, inclusive of dividend yield.
(d) Alcon and Intercontinental Exchange were initiated subsequent to June 30, 2026, therefore, no share price performance is provided.
(e) Weighted by the delta market value of each investment in PSUS’ portfolio as of August 11, 2026, excluding Fannie Mae and Freddie Mac.
We estimate that the companies in our investment portfolios have an average prospective rate of annual EPS growth of about 20% over the next three to five years and trade at 19 times our estimate of current earnings per share, compared to the S&P 500 index components, which are expected to grow EPS at 12% over the same period, and trade at an average P/E multiple of 20 times.
Our portfolio companies’ relatively higher EPS growth rate combined with their lower current valuation relative to the S&P 500 should increase the likelihood our investment performance exceeds that of the S&P Index over the long term. They also have higher profit margins, better returns on capital employed, more favorable competitive positioning, and, in our view, more capable management teams than the average company in the S&P 500.
Below we provide more detail on each of our investments beginning with existing investments and followed by recent additions to the portfolio:

Uber Technologies (Uber)
Uber’s share price was down 3% as of June 30, 2026 from PSUS’ average cost. Broad investor concern regarding the potential long-term impact of autonomous vehicles (AVs) continues to negatively weigh on Uber’s stock, punctuated this year by evidence of an increasingly fraught relationship with its partner, Waymo. Offsetting these concerns, the company continues to make significant progress with its many other strategic partners, with AV launches planned in multiple new cities later this year. Against this backdrop, Uber continues to demonstrate very strong operating and financial performance, with earnings on pace to grow approximately 35% this year. Valuation is increasingly disconnected from its fundamentals. It now trades at 19 times earnings, near its lowest-ever valuation.
Brookfield Corporation (BN)
BN’s share price decreased 8% as of June 30, 2026 from PSUS’ average cost. Strong company performance has been overshadowed by sector-wide concerns including the durability of business development companies as a growth vector, and the risk to asset managers who have high investment allocations to private credit and/or software companies which may be at risk for disintermediation. Importantly, Brookfield has immaterial exposure to these risks and has accordingly outperformed peers year-to-date. We believe Brookfield remains on track for mid-teens-or-better distributable EPS growth this year, dependent on the exact pace of BN’s carried interest realizations which should meaningfully accelerate over the next several quarters. BN trades at 14 times our earnings estimate, a low multiple given our views on growth and business quality.
Microsoft Corporation (MSFT)
Microsoft’s share price decreased 9% as of June 30, 2026 from PSUS’ average cost. The company’s share price trades at one of its lowest earnings multiples of the past decade, reflecting investor concerns around AI disruption to the company’s core M365 productivity suite and the growth prospects of its Azure cloud business as well as skepticism about the company’s dramatically increased investment in compute infrastructure.
We believe M365’s deep embeddedness in daily workflows, superior price-to-value proposition and proprietary Copilot AI agent make it far more resilient to AI disruption than point solution software. With direct involvement from CEO Satya Nadella, the company has redoubled Copilot product innovation and growing adoption should further entrench M365 as agentic work scales. In our view, Azure, the second largest public cloud hyperscaler, is well positioned in a supply-constrained compute market, and its capital expenditures are prudent investments to accelerate growth. Microsoft is leading the shift toward a more open, multi-model ecosystem that lets enterprise customers optimize the ROI of their AI initiatives, which we believe will expand token consumption to Azure’s benefit. Together, we believe that these tailwinds should enable Microsoft to sustain its high-teens historical earnings growth algorithm over the long term.
Meta (META)
Meta’s share price declined 8% as of June 30, 2026 from PSUS’ average cost. The company’s share price remains pressured by its substantial ramp in operating expenses and capital expenditures funding its AI initiatives.
We view Meta as one of the clearest beneficiaries of AI, which is driving higher engagement through better content recommendation, greater ad monetization through improved targeting, and meaningful product innovation in consumer and business agents. Though still in the early days, these benefits are already visible in greater revenue acceleration in Meta’s core advertising business, which is growing at its fastest quarterly pace since 2021.
Meta’s compute investment also affords downside protection as capacity not consumed internally can be profitably monetized in a highly supply-constrained compute market. Following this year’s elevated investment, we expect Meta to grow earnings at a 20%-plus rate over the next few years. Against this growth backdrop, we view Meta’s ~18 times forward earnings multiple as a highly discounted valuation for a dominant consumer internet franchise with a stable user base of 3.6 billion daily active users.
Restaurant Brands International (QSR)
QSR’s share price was down 7% as of June 30, 2026 from PSUS’ average cost. We believe investors are beginning to better appreciate the durability of its growth and its improved capital return program. QSR’s largest businesses continue to outperform peers, and the company is returning to its capital-light model. Notably, Burger King’s first-half same-store sales growth of 7% is well above peers, reflecting the brand’s foundational improvements and recent elevation campaign. The International business has likewise outperformed, delivering first-half same-store sales growth of 6%. With this momentum, the company remains on track to deliver 8% operating profit growth this year, consistent with its longer-term targets. We believe sustained high-single-digit operating profit growth combined with appropriate financial leverage and an ongoing share repurchase program should allow for a mid-teens total return before considering any potential for an increase in QSR’s P/E ratio.
Despite these favorable attributes, QSR trades at 17 times earnings, a material discount to peers and our view of intrinsic value. We expect the company’s stock price to increase as the company further expands its recently initiated share buyback program and delivers strong EPS growth over time.
Amazon (AMZN)
Amazon’s share price was down 11% as of June 30, 2026 from PSUS’ average cost. As with our other hyperscaler investments, we believe investor concerns around the magnitude of capital expenditures behind the datacenter buildout at Amazon Web Services (AWS) continue to weigh on the stock. These concerns understate the resiliency of Amazon’s business and its significant growth runway, as evidenced by the company’s robust operating momentum. Increasing AI adoption has materially accelerated AWS’s revenue growth profile from ~20% growth in 2024 and 2025 to more than 30% this year. Likewise, Amazon’s retail segment continues to take market share, with unit volumes up 15% in Q1 2026, the fastest pace since 2021. Longer term, we believe Amazon can compound earnings at a 20%-plus rate, driven by secular tailwinds from AI and rising e-commerce penetration alongside substantial retail margin expansion.
Visa and Mastercard (V and MA or collectively the Card Networks)
Earlier this year, we initiated positions in Visa and Mastercard, two businesses we have long admired, which provide the dominant global networks for consumer and commercial payments, with an increasing share of revenue growth coming from value-added services.
In our view, Visa and Mastercard are among the highest-quality businesses in the world. Both are capital-light “toll-takers” that earn a nominal fee on each transaction without taking any material risk and are natural beneficiaries of higher inflation. Their networks, built over decades, connect billions of consumers with hundreds of millions of merchants and thousands of financial institutions. Each new member and transaction further strengthens the networks and deepens their data advantage.
Visa and Mastercard receive approximately 20 basis points of a typical transaction in exchange for 24/7/365 reliability, instant authorization, global acceptance, fraud protection, and dispute resolution. Card volumes are still approximately half of addressable consumer spending globally and have a long runway of growth as cards continue to take share from legacy payment methods and e-commerce continues to grow at a rapid rate. Even in countries with high card usage, the card networks continue to outgrow consumer spending, and agentic AI is likely to further accelerate the growth of e-commerce and create significant new use cases.
Value-added services now represent approximately 30% and 40% of revenues at Visa and Mastercard, respectively, and are growing at two to three times the rate of the payments business, a mix shift that will accelerate overall revenue growth. These characteristics produce a highly attractive financial profile of double-digit revenue growth with high operating margins, minimal incremental cost per transaction, and 100%+ cash flow conversion.
Despite these attributes, Visa and Mastercard recently de-rated to 22 times next twelve months’ earnings. We attribute this to investor concerns around stablecoin disruption, agentic commerce, and proposed U.S. regulation, each of which we believe is misplaced.
We believe stablecoins represent an opportunity for the card networks rather than a threat. They are most relevant where cards are not the incumbent: cross-border business-to-business payments, high-cost remittance corridors, and dollar savings in countries with volatile currencies. Adoption in these areas should grow in parallel with, not at the expense of, card volumes. In consumer payments, cards offer near-universal merchant acceptance, fraud protection, access to credit, and rewards, advantages that stablecoins, whose transactions are typically final and harder to reverse, cannot replicate. The card networks are also embracing the technology: Visa and Mastercard are key members of Open USD that recently announced OUSD, a new stablecoin. The card networks also offer hundreds of stablecoin-linked card programs, are modernizing settlement with stablecoins, and are testing use cases that allow issuers to mint, burn, and transfer fiat-backed tokens.
Similarly, we believe agentic commerce is more likely to expand the payments ecosystem than to erode the networks’ moats, as agents reduce friction, enable more frequent purchases, and accelerate the digitization of commerce. Agents should adopt, not replace, consumers’ existing payment preferences. Agent-initiated transactions make the networks’ core strengths more valuable, as confirming that purchases reflect user intent, enforcing delegation and spending limits, and providing recourse for fraud are complex problems best solved by the networks’ infrastructure. If agent-to-agent microtransactions reach scale, the networks can introduce alternative pricing structures to capture them. As proof points, the card networks are working with other technology leaders to build agentic commerce protocols and enabling agent cards, which give each AI agent its own credential with programmable limits, rules, and policies.
Finally, the U.S. regulatory proposals that unnerved investors earlier this year, which would cap interest rates and mandate routing competition on credit cards, have both stalled amid broad opposition. Even if routing legislation were enacted, we estimate it would have a minimal impact on Visa and Mastercard.
The card networks have a long history of consistent growth despite periodic fears of disruption, the most recent of which created the opportunity for our purchase of shares in the companies. While Visa and Mastercard shares have appreciated from our cost as the S&P 500 has remained flat, they remain attractively valued at 23 and 24 times forward earnings. With a multi-year runway of double-digit revenue, low-to-mid-teens operating income, and mid-to-high-teens EPS growth, we expect both businesses to generate attractive returns for years to come.
Netflix (NFLX)
We acquired a position in Netflix, a business we briefly owned in 2022 and have followed closely ever since. Netflix is the dominant global streaming platform with over 325 million subscribers, nearly double the combined base of its two closest competitors, Disney+ and HBO Max. When we first invested in early 2022, investors feared an escalating content arms race among a crowded field of streaming entrants. At the same time, cash content spend substantially exceeded content amortization, weighing on free cash flow. The launch of a previously disavowed advertising tier added further uncertainty.
Netflix has since effectively won the streaming wars. Its subscriber base now exceeds any competitor’s by a wide margin, and that scale is self-reinforcing. Netflix can outspend rivals on content while spreading the cost across the industry’s largest user base, improving both the value proposition for subscribers and profitability for the company. Content discipline has followed, with cash content spend growing at just a 2% annual rate since 2021 and EBIT margins expanding from 21% to approximately 31.5% today. Netflix now converts approximately 90% of earnings into free cash flow, primarily redeployed into share buybacks. Advertising has scaled rapidly toward $3 billion of revenue this year and its lower-priced ad-supported tier broadens the addressable market among price-conscious consumers, particularly in international markets. Over the last five years, Netflix has grown revenue 12%, operating profit 21%, and EPS 27% annually.
Our opportunity arose after Netflix’s share price fell ~50% from its June 2025 high of $134, de-rating from over 40 times forward earnings per share to 21 times. The decline began with prolonged uncertainty around the company’s bid for Warner Bros. Discovery, which it ultimately lost in February 2026, enabling it to collect a $2.8 billion termination fee. Investor focus has since shifted to plateauing engagement trends and the longer-term risk AI-generated video poses to content creation.
With respect to engagement, investors have been intently focused on watch time metrics without appropriately considering the quality of that watch time or the impact of geographic mix shifts. Live programming, for example, represents a small fraction of watch time yet is instrumental in driving sign-ups and retention. Investors are similarly concerned about competition from short-form video, but we view short-form video as a distinct offering from scripted content rather than a direct competitor.
In our view, time reallocated toward short-form video is far more likely to come from share donors like linear TV or lower-quality streaming services than from a utility-like service such as Netflix. To that end, the ramp up in short-form video consumption has been most acute over the past two years yet has had no discernible impact on the company’s results. On AI, we believe concerns understate the cost of generating long-form, high-quality video, which remains among the most compute-intensive AI tasks. If compute costs remain elevated, Netflix’s ability to amortize content investment across the largest user base in the industry remains a highly valuable competitive advantage. Moreover, AI should meaningfully enhance the company’s content recommendation engine and ad targeting capabilities.

Looking forward, we expect Netflix to compound revenue at a double-digit growth rate, with content costs growing more slowly than revenue driving continued margin expansion. Combined with a robust buyback program, we estimate earnings should compound at close to 20% annually. We believe the company’s current valuation multiple represents a substantial discount for a business with such a strong growth profile and dominant market position.
S&P Global (SPGI)
Earlier this year, we initiated a position in S&P Global, a business we have admired for decades and previously owned in 2017. S&P Global provides benchmarks, data, analytics, and workflow tools to customers in the financial and energy markets. The business generates over 80% of profits from three dominant benchmark franchises: Ratings, Indices, and Platts. The remaining profits are derived from the sale of proprietary and non-proprietary data and insights delivered to customers across a range of channels, together with embedded, primarily desktop-based workflow and analytics tools. The company also previously owned an automotive data and analytics business, which was spun off into a separate public company in July 2026.
Our opportunity to invest in S&P Global arose amid concerns of AI disintermediation of the company’s data offerings and workflow and analytics products, including Capital IQ. In February 2026, the stock declined more than 25% from peak-to-trough following Anthropic’s launch of Claude Cowork and SPGI’s release of 2026 organic growth guidance that was below the company’s medium-term financial targets announced at their November 2025 Investor Day. As a result, the stock’s valuation declined from 25 to 19 times earnings per share, the lowest valuation in the previous five years, and a bargain level for a company that is often cited as one of the world’s highest-quality businesses.
Each of SPGI’s benchmark franchises is a high-margin, IP licensing business with a formidable competitive moat inside an oligopolistic market structure. Ratings, the company’s largest and namesake business, is a powerful effective duopoly alongside Moody’s, with each company rating over 95% of U.S. corporate debt as most debt issuances are rated by at least two agencies. Ratings has an exceptionally strong customer value proposition, with estimated annual interest savings that are roughly three times the one-time, upfront fee on a new debt issuance. Ratings’ revenue is nearly equally split between these more cyclical transaction fees and recurring surveillance and monitoring fees on outstanding debt. Through the cycle, Ratings has averaged 7% revenue growth comprised of 4% debt issuance growth and 3% pricing, with robust operating leverage that should be enhanced by AI efficiencies. Global debt issuance is currently benefiting from strong secular and cyclical tailwinds including AI capex, increasing M&A volumes, substantial refinancing walls of COVID-era debt in 2027 and 2028, and global infrastructure needs.
Indices is a high-margin royalty on equity market appreciation and continued active-to-passive flows. We estimate that Indices generates over 70% of its profits from ownership of the S&P 500 trademark, which is the dominant global equity benchmark with over $20 trillion of assets indexed to or benchmarked against it. Revenue growth has averaged 11%, with passive share gains and new products driving revenue growth even in down years for the stock market. With 48% of long-term assets under management still actively managed and a robust outlook for corporate earnings growth, we believe the runway remains long for continued double-digit growth in Indices.
Platts is the leading provider of spot energy and commodity pricing benchmarks, including those used to price approximately 70% of waterborne crude globally. These data are used to settle ICE Brent futures and benefit from many of the same secular tailwinds as ICE’s energy franchise, with revenue growth averaging high single-digits. Collectively, S&P’s benchmark businesses have formidable competitive positions and attractive growth prospects, with next to no AI disruption risk.
Despite broad-based concerns of AI disintermediation in the company’s Market Intelligence segment, we believe the market overestimates the portion of segment profits susceptible to AI disruption and underestimates the potential for AI to accelerate demand for S&P’s proprietary and curated structured data as LLM-based workflows become increasingly important.
Though investors are concerned about disintermediation risk related to Capital IQ and other desktop offerings that are used to access both proprietary and non-proprietary data, these products represent a small percentage of profits. For example, Capital IQ, which has drawn a disproportionate amount of investor attention this year, represents less than 7% of total revenue and an even smaller percentage of total profits. On the other hand, over 40% of Market Intelligence revenue is driven via the sale of proprietary or curated data that are typically deeply embedded in customer workflows, including the redistribution of Ratings content, private markets data, SNL datasets for regulated industries, and evaluated loan pricing. Another quarter of Market Intelligence revenue is derived from leading software and workflow tools serving niche, often highly regulated use cases in the capital markets, many of which benefit from strong network effects and are further enhanced by interoperability with the company’s vast data estate.
While AI may eventually exert price or volume pressure on a relatively small percentage of Market Intelligence revenues, we believe this will be offset by growing demand for high-quality proprietary and curated data. Consistent with its long-standing flexible delivery strategy, S&P Global has embraced MCP connectors to power LLM workflows. Given the critical importance of high-fidelity structured data for AI analysis, we believe the company should ultimately be able to offset any pressure in their desktop-based offerings through accelerated growth in its data business, especially given the company’s preponderance of value-based (versus seat-based) enterprise contracts.
As the Q&A on the most recent earnings call further highlights, we believe investors have become myopically focused on potential threats to a single-digit portion of the company within Market Intelligence and have lost sight of the fact that future earnings growth will be almost exclusively determined by the company’s benchmark businesses. These high-growth franchises should enable the company to meet its multi-year target for high-single-digit revenue growth even if Market Intelligence growth is below the 6% to 8% range set by management. Given S&P Global’s robust capital return program that should reduce shares outstanding by 4% per annum, we believe earnings are likely to compound in the low-to-mid teens driving an annualized return in the mid-20s% if the company ultimately reapproaches a valuation that we view as appropriate for a business of this quality.
Intercontinental Exchange (ICE)
We recently established an investment in Intercontinental Exchange, a business we have followed for nearly a decade. Founded in 2000 by current Chairman & CEO Jeff Sprecher, ICE is a leading global exchange operator and financial data and infrastructure provider built through 25 years of organic growth and acquisitions of marquee financial infrastructure assets. Its highly moated Exchanges segment generates nearly 70% of earnings, anchored by a crown-jewel energy franchise with revenues more than two-and-a-half times those of its next-largest competitor. Most of ICE’s Exchanges revenue comes from its futures and options exchanges, which vertically integrate trading and clearing, meaning that a position opened on an ICE exchange can only be closed on that same exchange and can only receive offsetting margin benefits from other positions in the same clearinghouse. This structure results in highly dominant positions in individual products, such as Brent crude futures, where ICE is the global benchmark with ~90% market share, driving enhanced pricing power, faster growth, and far higher margins than products cleared externally, such as equities. Over the last five years, Exchanges grew revenue 8% and profits 10% annually, with margins expanding to 75%.
ICE generates just under 20% of earnings from its Fixed Income & Data Services (FIDS) segment, a collection of mostly subscription businesses that have grown revenue 6%, and the remainder from Mortgage Technology, assembled through acquisitions over the past decade and currently weathering a prolonged cyclical downturn. Both smaller segments are highly profitable, with 45% and 41% profit margins, respectively.
ICE has delivered an 18% annualized return since its 2005 IPO and 15% annual EPS growth since 2006, with EPS growing in each of the last nineteen years. Despite exceptional earnings growth and business momentum into 2026, ICE shares fell 21% in the year before our purchase as its multiple compressed from 25 times to 17 times earnings per share, near a record low. Two secular concerns drove the dislocation: the long-term impact of AI on the two smaller segments, and the competitive threat of perpetual futures to Exchanges. We believe neither is likely to impair ICE’s earnings power or intrinsic value.
While small pieces of FIDS and Mortgage Technology are less differentiated, most subsegments should see growth continue or accelerate as AI proliferates. FIDS’s largest units are also its highest-quality ones and include colocation services at ICE’s specialized data centers, evaluated pricing on over three million fixed income instruments, and a fixed income index franchise with nearly $1 trillion of ETF assets. We estimate the more competitive lines such as consolidated feeds and fixed income reference data drive only a single-digit percentage of segment revenue and a de minimis share of enterprise revenue.
Over the last several quarters, revenue growth across all three of ICE’s data subsegments – one of which sells only proprietary data and sits within Exchanges – has consistently accelerated. ICE’s mortgage software platform benefits from dominant market share, powerful network effects, high costs of failure, and the heavy regulation inherent to the mortgage industry. With U.S. origination volumes still ~50% below long-term averages, we view the segment as a call option on their eventual recovery.

More recent fears center on perpetual futures, or “perps,” following regulatory approval of the first onshore contract, for Bitcoin, on May 29th. Introduced in their current form in 2016, perps have grown to dominate offshore crypto trading. Despite the name, a perp is most economically akin to a total return swap that never expires. Unlike swaps, which are available only to institutional investors and carry agreed, upfront financing rates, perps are largely a retail product that uses a floating funding rate to tether its price to the underlying instrument. Their retail appeal rests on 24/7 trading, the absence of a need to roll positions, and, perhaps above all, enormous, embedded leverage.
Public-policy questions around retail suitability aside, we are confident perps hold little if any appeal for institutional investors who drive over ~95% of ICE’s trading volume. ICE’s existing contracts offer orders of magnitude greater liquidity, far lower financing rates fixed upfront, and the ability to take physical delivery of a commodity and hedge specific geographic and temporal exposures, while effectively eliminating counterparty risk through the centralized clearinghouse model. The latter is a decisive risk management advantage over perps venues, which mutualize losses onto winning traders in a default scenario through a process called “auto-deleveraging.” We also take comfort in management’s deep understanding of innovation and the intersection of finance and technology, as evidenced by their investments in Polymarket and OKX. Should perps have greater institutional resonance than we anticipate, ICE is well-positioned to participate directly or through partnerships.
We believe that a favorable macro backdrop and powerful secular tailwinds should enable ICE to achieve low-to-mid-teens earnings growth, which combined with a multiple re-rating toward year-ago levels as our thesis on the secular concerns is borne out, creates the potential for an annualized stock return in the mid-20s%. Volatility is a key driver of exchange trading volumes and should persist across global energy and interest rate markets. Energy hedging needs are structurally higher following paradigm shifts such as Europe’s move from long-term, fixed-price Russian natural gas to the global LNG market and the rewiring of oil flows around the Strait of Hormuz. We believe that AI should power structurally higher growth in both data consumption and trading activity, while a mortgage market recovery is critical to curing the prolonged U.S. housing shortage. We are also encouraged by a recent acceleration in share repurchases at depressed prices.
In summary, in ICE we see a classic, simple, predictable, free-cash-flow-generative business that has sold off on concerns we view as unwarranted, a setup that has proven highly profitable for prior Pershing Square investments.
Alcon Inc. (Alcon)
Alcon is the world’s leading ophthalmology company, with a dominant position in surgical vision, strong positions in vision care and contact lenses, and a small but promising pharmaceuticals business. It benefits from attractive long-term, mid-single-digit market growth supported by aging population demographics, rising global incomes, and improved access to healthcare.
Alcon is the premier franchise in this industry, benefiting from a massive global installed base, strong brand affinity, and unrivaled commercial capabilities. The core of Alcon’s business is its dominant surgical vision franchise, supported by a 30,000-unit capital equipment installed base. This installed base anchors a highly attractive stream of high-margin recurring consumables revenue — a classic “razor / razor-blade” model — which in turn funds Alcon’s ability to field the industry’s largest sales, commercial, and research organizations, powering its innovation flywheel.
While the company has grown earnings at an 8% compounded rate since its spin-out from Novartis in 2019, we believe that historical growth significantly understates Alcon’s potential. Underlying margin expansion and earnings growth have been tempered by foreign exchange headwinds, tariff absorption, and significant sales, research, and capital investments in support of new product launches.
We believe Alcon’s current 20% operating profit margin remains well below its structural potential and expect operating margins to rise to 25% or greater over the next several years, consistent with the company’s longstanding commitments. Margin expansion will come from the continued optimization and leveraging of its fixed cost base, and further gross margin expansion in its contact lens business as it continues to season its manufacturing platforms. We also expect Alcon to reduce its currently elevated research expenses, which are burdened by significant transient costs as the company funds Phase 3 trials for a novel therapy, AURN001.

Over the past year, Alcon’s valuation multiple has compressed from a high-20s multiple of earnings to ~18 times due to a combination of sector weakness and company-specific factors, including some concerns regarding Alcon’s ability to achieve its long-term targets following a disappointing 2025. We believe Alcon’s mid-term 6%-8% revenue growth target remains credible, supported by a strong equipment launch cycle, a high rate of growth in ocular health, anticipated reacceleration in cataract procedural volumes, and innovation in Alcon’s intraocular lens business. We believe that revenue growth combined with significant margin expansion should see Alcon grow its earnings at a mid-teens rate.
We see further potential based on the outcome of AURN001. Based on our due diligence, we believe that FDA approval is likely, with blockbuster potential beyond Alcon’s own commercial targets. We view AURN001 as an underappreciated call option that could become a growth and margin tailwind.
The company recently authorized a new $1.5 billion share repurchase program, a good use of capital given the company’s currently dislocated valuation. We anticipate Alcon can generate meaningful compounded returns from current levels as it grows earnings at a mid-teens rate and its valuation multiple expands to a level more reflective of its underlying business quality and long-term growth prospects.

Consolidated Schedule of Investments
June 30, 2026 (unaudited)

	Shares	Market Value
Investments in Securities
Common Stocks (a) — 53.8%
Consumer Services — 4.9%
Uber Technologies, Inc.*	3,141,090	$226,661,054

Financials — 23.8%
Brookfield Corporation	4,870,093	207,417,261
Federal Home Loan Mortgage Corporation*	8,980,793	53,705,142
Federal National Mortgage Association*	12,263,177	79,833,282
Mastercard Incorporated - Class A	495,000	254,232,000
S&P Global Inc.	578,128	235,448,409
Visa Inc. - Class A	749,323	257,085,228
		1,087,721,322

Media — 4.9%
Netflix, Inc.*	3,156,394	225,366,532

Restaurant — 2.9%
Restaurant Brands International Inc.	1,860,000	134,868,600

Technology — 17.3%
Amazon.com, Inc.*	1,589,900	378,936,766
Meta Platforms, Inc. - Class A	374,541	210,975,200
Microsoft Corporation	549,096	204,823,790
		794,735,756

Total Common Stock (cost $2,619,175,927)		2,469,353,264

Money Market Funds — 37.0%
BlackRock Liquidity Funds Treasury Trust Fund (3.55)% (b)	1,644,168,207	1,644,168,207
Goldman Sachs Financial Square Treasury Instruments Fund (3.58)% (b)	53,840,477	53,840,477
Total Money Market Funds (cost $1,698,008,684)		1,698,008,684

Consolidated Schedule of Investments
June 30, 2026 (unaudited)

	Principal Amount	Market Value
U.S. Government Obligations — 13.0%
U.S. Treasury Bill, 3.52%, 07/21/2026 (cost $598,806,562) (c)(d)	$600,000,000	$598,801,248

Total Investments in Securities (cost $4,915,991,173) — 103.8%		$4,766,163,196

Other Assets and Liabilities (net) (e) — (2.7%)		(123,628,360)

Preferred Shares — (1.1%) (1,000,000 preferred shares outstanding)		(50,000,000)

Net Assets - Common Shares — 100.0% (100,000,000 common shares outstanding)		$4,592,534,836

Net Asset Value Per Common Share		$45.93

* Non-income producing security.
(a) Sector classifications are determined by the Investment Manager based on its assessment of each issuer’s primary business activities.
(b) Represents the 7-day effective yield as of June 30, 2026.
(c) The rate shown is the annualized effective yield as of June 30, 2026.
(d) At June 30, 2026, the aggregate value of the U.S. Treasury Bill pledged as collateral for open OTC derivatives was $502,104,826, representing 10.9% of net assets attributable to common shareholders.
(e) Includes unrealized appreciation/(depreciation) on equity forwards.

Equity Forwards

Reference Security	Type	Financing Rate	Expiration Date	Counterparty	Pay Frequency	Contracts	Notional Amount (f)	Unrealized Appreciation/ (Depreciation)
Meta Platforms, Inc. - Class A	Pay	3.62% (OBFR) + 0.75%	5/1/2029	Nomura Global Financial Products	Upon settlement	538,960	$328,581,270	$(27,005,500)
Restaurant Brands International Inc.	Pay	3.62% (OBFR) + 0.80%	5/1/2029	Nomura Global Financial Products	Upon settlement	3,180,478	248,455,493	(17,706,195)
Brookfield Corporation	Pay	3.62% (SOFR) + 0.80%	5/7/2029	UBS AG	Upon settlement	5,943,000	276,435,240	(24,781,039)
Microsoft Corporation	Pay	3.62% (SOFR) + 0.75%	5/1/2029	UBS AG	Upon settlement	972,500	401,946,030	(41,078,677)
Uber Technologies, Inc.	Pay	3.62% (SOFR) + 0.75%	5/7/2029	UBS AG	Upon settlement	4,493,000	334,110,340	(12,112,921)
Total Equity Forwards							$1,589,528,373	$(122,684,332)

(f) Notional amount represents the number of shares underlying each equity forward multiplied by the reference price at trade inception.
OBFR – Overnight Bank Funding Rate
SOFR – Secured Overnight Financing Rate

See accompanying notes to the Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities
June 30, 2026 (unaudited)

Assets:
Investments in securities, at fair value (cost $4,915,991,173)	$4,766,163,196
Cash	344,882
Dividends receivable	1,027,650
Other assets	1,147,917
Total Assets	4,768,683,645

Liabilities:
Unrealized depreciation on equity forwards	122,684,332
Payable for investments purchased	570,717
Distributions to Preferred Shareholder payable	305,707
Offering costs payable	1,890,392
Professional fees payable	387,830
Trustee compensation payable	288,750
Other accrued expenses and payables	21,081
Total Liabilities	126,148,809

Preferred Shares:
Series A Cumulative Preferred Shares (7.50%, $50.00 per share liquidation value, 1,000,000 shares issued and outstanding)	50,000,000
Net Assets Attributable to Common Shareholders	$4,592,534,836

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$4,895,345,445
Total distributable earnings/(loss) (a)	(302,810,609)
Net Assets	$4,592,534,836

Net Asset Value per Common Share:
(100,000,000 shares issued and outstanding, unlimited authorized shares)	$45.93

(a) Total distributable earnings/(loss) consists of a net loss of $15,996,659 incurred prior to the Company’s commencement of operations on April 29, 2026 (see Note 7), and a net decrease in net assets resulting from operations of $286,813,950 for the period presented in the c onsolidated s
tatement of operations.

See accompanying notes to the Consolidated Financial Statements.

Consolidated Statement of Operations
For the period from April 29, 2026 (commencement of operations) to June 30, 2026 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $232,486)	$2,239,246
Interest income	17,266,620
Total Investment Income	19,505,866

Expenses:
Management fees	16,535,543
Professional fees	488,381
Trustee compensation	198,917
Other expenses	234,736
Total Expenses	17,457,577
Net Investment Income/(Loss)	2,048,289

Net Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) from currency options	(4,743,274)
Net realized gain/(loss) from equity forwards	(10,978,033)
Net change in unrealized appreciation/(depreciation) from investments in securities	(149,827,977)
Net change in unrealized appreciation/(depreciation) from equity forwards	(122,684,332)
Net Realized and Unrealized Gain/(Loss)	(288,233,616)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(286,185,327)
Total distributions to Preferred Shareholder	(628,623)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting From Operations	$(286,813,950)

See accompanying notes to the Consolidated Financial Statements.

Consolidated Statement of Changes in Net Assets Attributable to Common Shareholders
For the period from April 29, 2026 (commencement of operations) to June 30, 2026 (unaudited)

Increase/(Decrease) in Net Assets From:

Operations:
Net investment income/(loss)	$2,048,289
Net realized gain/(loss) from investments in securities and derivatives	(15,721,307)
Net change in unrealized appreciation/(depreciation) from investments in securities and derivatives	(272,512,309)
Net Increase/(Decrease) in Net Assets Resulting From Operations	(286,185,327)

Distributions to Preferred Shareholder	(628,623)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(286,813,950)

Share Capital Transactions:
Proceeds from common shares issued in the combined offering	4,982,884,000
Offering costs for common shares charged to paid in capital (a)	(104,654,555)
Net Increase/(Decrease) in Share Capital Transactions	4,878,229,445

Net Increase in Net Assets Attributable to Common Shareholders	4,591,415,495

Net Assets Attributable to Common Shareholders:
Prior to commencement of operations (b)	1,119,341
End of period	$4,592,534,836

(a) Offering costs for common shares charged to paid-in capital consist of (i) a sales load of $45,248,750 paid in connection with the combined offering, (ii) placement fees of $41,322,500 paid to the placement agents in the combined private placement, (iii) structuring fees of $10,000,000 paid to certain banks in connection with the combined transaction, and (iv) other offering expenses of $8,083,305, consisting primarily of legal, accounting, SEC, and other filing-related fees.
(b) Prior to the commencement of operations, PSCM purchased 342,320 Common Shares at $50.00 per share, for an aggregate purchase price of $17,116,000. This amount was reduced by net expenses of $15,996,659 incurred prior to commencement, consisting of (i) interest income of $122,808, (ii) professional fees of $2,529,315, (iii) filing fees of $2,492,944, (iv) Trustees’ compensation of $2,152,161, (v) other expenses of $223,813 and (vi) offering costs of $8,721,234 related to the Company’s prior offering, which was withdrawn on August 1, 2024 and subsequently replaced by the combined transaction. The resulting net assets of $1,119,341 represent the Company’s net assets attributable to common shareholders immediately prior to commencement of operations on April 29, 2026.

See accompanying notes to the Consolidated Financial Statements.

Consolidated Statement of Cash Flows
For the period from April 29, 2026 (commencement of operations) to June 30, 2026 (unaudited)

Cash Flows From Operating Activities
Net change in net assets resulting from operations	$(286,813,950)

Adjustments to reconcile net change in net assets resulting from operations to net cash provided by/(used in) operating activities:
Amortization of discount on U.S. Treasurys	(3,301,390)
Net change in unrealized (appreciation)/depreciation from investments in securities	149,827,977
Purchases of investments (a)	(10,334,738,666)
Proceeds from investments sold (b)	4,322,141,300
Proceeds from maturities of U.S. Treasurys	1,100,000,000
Net change in unrealized (appreciation)/depreciation on derivatives	122,684,332

(Increase)/decrease in operating assets:
Dividends receivable	(1,027,650)
Other assets	(1,134,637)
Increase/(decrease) in operating liabilities:
Payable for investments purchased	570,717
Distributions to Preferred Shareholder payable	305,707
Professional fees payable	(1,050,440)
Trustee compensation payable	195,708
Accrued expenses and other liabilities	(15,949)
Net cash provided by/(used in) operating activities	(4,932,356,941)

Cash Flows From Financing Activities
Proceeds from issuance of common shares (c)	2,208,732,000
Offering costs of common shares	(100,182,823)
Proceeds from issuance of preferred shares	50,000,000
Net cash provided by/(used in) financing activities	2,158,549,177

Net change in cash	(2,773,807,764)
Cash at commencement of operations (c)	2,774,152,646
Cash at end of period	$344,882

(a) Purchases of investments primarily consist of $6,020,057,565 in purchases of money market funds and $1,695,505,174 in purchases of U.S. Treasury Bills used to manage the Company’s cash and collateral requirements, with the remainder representing purchases of long-term equity securities.
(b) Proceeds from investments sold consist entirely of sales of money market funds, as the Company had no sales of U.S. Treasury Bills or long-term equity securities during the period.
(c) Proceeds of $2,774,152,000 from the private placement investors of the combined transaction were received prior to the commencement of operations on April 29, 2026, and are reflected in cash at commencement of operations.
See accompanying notes to the Consolidated Financial Statements.

Consolidated Financial Highlights
For the period from April 29, 2026 (commencement of operations) to June 30, 2026 (unaudited)

Per Common Share Data
IPO price	$50.00
Offering costs and expenses prior to IPO (a)	(1.21)
Net asset value, commencement of operations	48.79
Income/(loss) from investment operations:
Net investment income/(loss)	0.02
Net realized and unrealized gain/(loss)	(2.87)
Total from investment operations	(2.85)
Less distributions from preferred shareholder	(0.01)
Net asset value, end of period	$45.93
Market price, end of period	$37.38

Total Return and Market Data (b)
Total return based upon:
Net asset value	(8.15)%
Market value	(25.24)%
Premium/(discount) to net asset value, end of period	(18.62)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period	$4,592,534,836
Shares outstanding, end of period	100,000,000
Ratios to average net assets (c):
Total expenses	2.12%
Net investment income/(loss)	0.25%
Portfolio turnover rate (d)	5%
Asset coverage ratio (e)	9,285%

(a) Represents offering costs for common shares of $104,654,555 charged against paid-in capital and net expenses of $15,996,659 incurred prior to the commencement of operations. See footnotes (a) and (b) in the consolidated
s
tatement of changes in net assets attributable to common shareholders for further detail.
(b) Total return based on net asset value and market value for the period is calculated using the Company’s IPO price of $50.00 per share as the initial value, rather than the net asset value at commencement of operations, consistent with the offering price at which shares were initially sold to the public. Total returns are not annualized for a period of less than one year.
(c) Annualized for a period of less than one year.
(d) Portfolio turnover is calculated by (i) dividing the lesser of purchases or sales of portfolio securities and derivatives’ underlying portfolio securities by (ii) the monthly average of the aggregate portfolio securities’ market value and notional values of derivatives’ underlying portfolio securities. Short-term instruments are excluded from the portfolio turnover.
(e) Asset coverage represents the ratio, expressed as a percentage, of the Company’s total assets less liabilities to the aggregate liquidation value of preferred stock outstanding. Under the Investment Company Act of 1940, asset coverage of at least 200% is required immediately after the issuance of preferred stock and for so long as any preferred stock remains outstanding.
See accompanying notes to the Consolidated Financial Statements.

Notes to the
U
naudited Consolidated Financial Statements
June 30, 2026 (unaudited)
1. Organization
Pershing Square USA, Ltd. (the “Company” or “PSUS”), a Delaware statutory trust, is a non-diversified, closed-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), managed by its investment manager, Pershing Square Capital Management, L.P. (“PSCM” or the “Investment Manager”). The Company was formed on November 28, 2023. On April 28, 2026, the Company priced its initial public offering (the “PSUS IPO”) and on April 29, 2026 (commencement of operations), the Company’s common shares of beneficial interest (the “Common Shares”) began trading on the New York Stock Exchange (the “NYSE”) under the symbol “PSUS.” The Company’s fiscal year ends on December 31.
The Company’s investment objective is to preserve capital and seek maximum, long-term capital appreciation and growth in intrinsic value per share commensurate with reasonable risk, where risk is defined as the probability of permanent loss of capital, rather than price volatility. The Company seeks to achieve its investment objective by acquiring and holding large minority stakes in 12 to 15 high-quality, predominantly North American-listed, large-capitalization growth companies at attractive valuations during periods in which PSCM believes they have underperformed their potential and/or when PSCM believes they are undervalued because the market underestimates their potential or overestimates the impact of certain negative factors on their businesses. The Company, alongside the three primary investment funds for which PSCM serves as investment manager (the “affiliated funds”), will accumulate large minority stakes over time. Such stakes will vary in size depending on the size of the portfolio company and PSCM’s assessment of potential for loss versus opportunity for gain. Generally, PSCM seeks to accumulate positions of a size across its affiliated funds that enable it to be a significant and influential shareholder, typically making it the largest, or among the largest, active shareholders (i.e., excluding passive investors such as index funds). By working with management teams and boards of directors, PSCM seeks to assist portfolio companies in creating substantial long-term value. PSCM may, from time to time, increase the number of holdings in the Company’s investment portfolio as a result of market or economic conditions or due to other considerations.
PSCM, a Delaware limited partnership, is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The Company’s Board of Trustees (the “Board”) has overall responsibility for monitoring and overseeing the Company’s management and operations. Subject to the overall supervision of the Board, the Investment Manager manages the Company’s day-to-day operations and provides the Company with investment advisory and management services.
The PSUS IPO and the initial public offering of Pershing Square Inc. (“PS Inc.”), the parent company of PSCM, were component parts of a single offering (the “combined offering”). In recognition of the importance of the combined offering to the Investment Manager’s long-term success and to provide an additional incentive for prospective investors to purchase Common Shares in the combined offering, PS Inc. delivered to each investor who purchased Common Shares in the combined offering, for no additional consideration, 1 share of PS Inc. common stock for every 5 Common Shares purchased in the combined offering.
In connection with the combined offering, certain qualified investors (the “private placement investors”) acquired Common Shares at a price of $50.00 per share, and in connection therewith PS Inc. delivered to each private placement investor, for no additional consideration, 1.5 shares of PS Inc. common stock for every 5 Common Shares purchased in a combined private placement transaction (the “combined private placement” and together with the combined offering, the “combined transaction”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).
Gross proceeds to the Company were $5 billion, before deducting underwriting fees and other offering expenses, comprised of proceeds from the combined transaction and $17,116,000 of Common Shares issued to PSCM as seed capital prior to the commencement of operations
.

Board of Trustees
The Board consists of six Trustees. Five of the Trustees are not considered “interested persons” of the Company or of the Investment Manager for purposes of Section 2(a)(19) of the 1940 Act and are “independent,” as determined by the Board.
2. Significant Accounting Policies
Basis of Presentation
The Company’s
consolidated
financial statements and the following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States Dollars. Such policies are consistently followed by the Company in the preparation of its consolidated
financial statements.
Management has determined that the Company is an investment company in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946,
Financial Services – Investment Companies
. The Company applies the specialized accounting guidance outlined therein.
Consolidation
PSUS Cayman, Ltd. (“PSUS Cayman”) is a wholly-owned subsidiary of the Company, incorporated under the laws of the Cayman Islands on October 20, 2025. PSUS Cayman was established to invest in commodities and commodity-related instruments, including derivatives. The Company may invest up to 25% of its total assets in PSUS Cayman.
The Company and PSUS Cayman are subject to the same investment restrictions and limitations on a consolidated basis, and PSUS Cayman adheres to the same compliance policies and procedures applicable to the Company. The consolidated financial statements presented herein include the accounts of the Company and PSUS Cayman. All intercompany accounts and transactions have been eliminated in consolidation.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Valuation of Investments
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.
In determining fair value, the Company uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability and are determined based on the best information available in the circumstances.
The Board has designated PSCM as the “valuation designee” pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). In the absence of readily available market quotations, as defined by Rule 2a-5, the Valuation Designee determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. PSCM has established a valuation committee, which provides oversight of the valuation policy and procedures, their implementation, and any material adjustments or exceptions thereto, including fair value determinations. The Company may use fair value pricing determined by the Valuation Designee for (i) securities and other investments (except for interests in investment funds) for which market quotations are not readily available at the valuation date on a particular business day (including any security or other investment for which there is a lapse in the provision of prices by any reliable pricing source for a period of seven business days), (ii) securities and other investments for which, in the judgment of the Valuation Designee, the market prices or values available do not represent the fair value of the instrument, (iii) securities and other investments (other than interests in investment funds) determined to be illiquid, and (iv) investment fund interests, in the unlikely event that an investment fund does not report a value to the Valuation Designee on a timely basis at the end of the investment fund’s fiscal period.
The fair value hierarchy is categorized into three levels based on the inputs as follows:
•
Level 1 – Inputs are unadjusted quoted prices in active markets.
•
Level 2 – Inputs (other than quoted prices included in Level 1) are obtained directly or indirectly from observable market data at the measurement date.
•
Level 3 – Inputs, including significant unobservable inputs, reflect the Company’s best estimate of what market participants would use in pricing the assets and liabilities at the measurement date.
The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.
Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including in periods of market dislocation.
The valuation techniques applied to the Company’s major classifications of assets and liabilities measured at fair value are described in detail:
Listed Securities
. Except as provided below, equity securities listed on a securities exchange, including listed common stock and listed preferred stock, will be valued at the official closing price reported by the exchange on which the securities are primarily traded on the date of determination. In the event that the date of determination is not a day on which the relevant exchange is open for business, such securities will be valued at the official closing price reported by the exchange on the most recent business day prior to the date of determination. Where the primary exchange does not report an official closing price and the composite price is available, equity securities will be valued at the composite price. Exchange-traded options and securities listed on a securities exchange for which the exchange does not report an official closing price on the date of determination (other than because the relevant exchange was not open for business on the date of determination) will be valued at the average of the most recent “bid” and “ask” prices.
Cleared Credit Derivatives
. Cleared credit default swaps (including index credit default swaps) will generally be valued using pricing obtained from the clearing house that clears the majority of the volume of such swap and/or as necessary, the value of a third-party pricing service if a single clearing house does not clear the majority of such swap. Uncleared credit default swaps will generally be valued using a third-party pricing service that obtains quotes from multiple dealers to calculate fair value.

Debt Securities
. Debt securities, including government and corporate bonds, will generally be valued using real time and closing prices as reported to ICE Data Pricing & Reference Data LLC (“ICE”). If the price of a debt security is not available on ICE, the debt security will be valued by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The matrix may take into account various factors, including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (
e.g.
, credit quality, maturity and coupon rate).
Over the Counter (“OTC”) Options and Interest Rate Swaptions
. OTC options, including commodity, currency, equity and flex options, and OTC interest rate swaptions, will generally be valued using a third-party pricing service that obtains quotes from multiple dealers to calculate fair value, or, if the foregoing is not readily available, these instruments may be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, PSCM. Notwithstanding the foregoing, when practical, flex options will be valued at the average of the most recent “bid” and “ask” prices of the listed look-alike option traded on a securities exchange.
OTC Equity Forwards and Equity Swaps
. OTC equity forwards and equity swaps will be valued, when practical, by reference to the market price of the underlying security, index or other asset, as applicable, and consideration of other relevant factors such as, but not limited to, notional amount and/or fixed and floating interest rates.
OTC Currency Forwards and Financial Futures
. OTC currency forwards and financial futures will generally be valued using a third-party pricing service, or, if the foregoing is not readily available, these instruments may be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, PSCM.
Foreign Securities
. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using prevailing foreign exchange rates at the time of the close of the U.S. securities markets. For all markets that close at or prior to the close of U.S. securities markets, foreign securities are valued at the official closing price reported by the exchange on which they are primarily traded. In the event the primary exchange closes after the U.S. securities markets, the foreign securities will be valued as of the close of the U.S. securities markets. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Company is determined. When, in the judgment of PSCM, an event materially affects the values of securities held by the Company or their liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, PSCM.
Shares of Open-End Investment Companies
. Shares of open-end investment companies held in the Company’s portfolio will be valued at the latest net asset value reported by the investment company.
Other Non-Listed Securities
. Securities that are not listed on an exchange (including derivatives of both equity and debt) but for which external pricing sources (such as independent pricing services) may be available will be valued by PSCM after considering, among other factors, such external pricing sources, recent trading activity or other information that, in the opinion of PSCM, may not have been reflected in pricing obtained from external sources. When dealer quotes are being used to assess the value of a holding, an attempt will be made to obtain several independent quotes. The practical application of quoted market prices to portfolio positions will be a function of the quoted differential in bid/offer spreads. Long and short positions generally will be marked to mid-market (subject to PSCM’s discretion to mark such positions differently if and when deemed appropriate).
PSCM will periodically monitor the reasonableness of valuations provided by the pricing service and consider the appropriateness of the valuation methods and inputs, including information obtained after the close of markets, and may request that alternative valuation methods be applied to support the valuation arising from the methods discussed. If PSCM determines that the valuation of any investment pursuant to the valuation procedures set forth above does not fairly represent market value, PSCM will value such investment as it determines in accordance with its fair value determination procedures.

Short-Term Investments
Short-term investments consist of highly liquid investments, such as money market funds and investments with maturities of three months or less from the date of purchase (i.e. U.S. Treasurys). The Company generally holds money market funds that invest in U.S. Treasury obligations and are carried at net asset value, which approximates fair value. U.S. Treasurys are carried at amortized cost and fair valued as described in “Valuation of Investments - Debt Securities.” The Company classifies money market funds as Level 1 and U.S. Treasurys (off-the-run) as Level 2 assets. Both are presented in the Company’s consolidated schedule of investments.
Cash
Cash consists of deposits held at custodian banks. At times, such deposits may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit.
Offsetting of Derivatives
Derivative assets and liabilities are reported gross by counterparty in the consolidated statement of assets and liabilities. It is not the Company’s intention to settle derivative assets and liabilities net of the collateral pledged to or received from counterparties.
Securities Transactions and Investment Income
The Company records security transactions and the related revenue and expenses on a trade date basis. Realized gains and losses on security transactions are determined using the specific identification cost method (generally using highest cost relief).
Dividend income is recognized on the ex-dividend date and presented net of any applicable withholding taxes. Interest income/expense is recognized on an accrual basis. Discounts and premiums on debt securities purchased by the Company are accreted and amortized, respectively, using the effective interest rate method over the lives of the respective investments.
Foreign Currency Translations
Assets and liabilities denominated in non-U.S. currencies are translated into USD at the prevailing exchange rates at the reporting date. Transactions in non-U.S. currencies are translated into USD at the prevailing exchange rates at the time of the transaction.
The Company includes the portion of gains and losses on investments due to changes in foreign exchange rates with the portion due to changes in market prices of the investments based on the classification of the underlying investment in the consolidated
statement of operations.
Preferred Shares
The Company’s Series A Preferred Shares are not mandatorily redeemable by the Company and are not classified as a liability. However, due to a holder redemption right beginning in year 10, the Series A Preferred Shares are classified as temporary equity.
Dividends on the Series A Preferred Shares accumulate at 7.50% per annum on the $50.00 per share liquidation preference and are payable quarterly. Dividends are not recorded as an expense, but are recognized as a reduction of net assets attributable to common shareholders, charged against distributable earnings/(loss).
Offering Costs
Offering costs consist of underwriting/placement fees, and legal, regulatory filings, printing, and other costs associated with services provided directly in connection with the Company’s offering of Common Shares in the combined transaction, as well as the preparation and filing of the Company’s registration statement on Form N-2. Prior to the consummation of the PSUS

IPO, such offering costs were deferred and recorded as an asset. Upon issuance of the Common Shares, the deferred offering costs were charged against capital. Total offering costs incurred amounted to $104,654,555 (as discussed further in Note 7), of which $1,890,392 remains payable as of June 30, 2026.
On August 1, 2024, the Company postponed its plans for an initial public offering for more than 90 days and, as a result, offering costs of $8,721,234 incurred by the Company from November 28, 2023 (inception) to August 1, 2024 (the date on which the Company withdrew its registration statement on Form N-2) were expensed.
Organizational Expenses
The Company is responsible for the costs of its formation and organization and recognizes these expenses when incurred. These expenses are categorized as professional fees or other expenses based on the definitions herein.
Professional Fees
Professional fees include, but are not limited to, expenses relating to accounting, investment valuation, administrative services, auditing and tax preparation expenses, legal fees and expenses, fees of investment bankers, advisers, appraisers, public and government relations firms and other consultants and experts, and investment-related fees and expenses including research but excluding investment transaction costs.
Other Expenses
Other expenses include, but are not limited to, printing and postage expenses, bank service fees, insurance expenses, listing-related fees, expenses relating to corporate engagement and certain regulatory registrations in connection with the Company’s business and investment activities.
Income Taxes
The Company intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To maintain its RIC status and generally avoid U.S. federal income tax at the Company level, the Company intends to satisfy the applicable income, diversification, and distribution requirements, including by distributing sufficient amounts of its investment company taxable income and net capital gains. Although the Company does not expect to owe U.S. federal income tax, it would be subject to tax on any undistributed investment company taxable income or net capital gains. The Company will file U.S. federal, state, and local tax returns.
It is possible the Company may decide to retain some or all of its net capital gains, and to designate the retained amount as a “deemed distribution.” In that case, the Company will pay entity-level tax on the retained amount. The Common shareholders will be required to include their share of the deemed distribution in income as if it had actually been distributed to them and will be entitled to claim a credit or refund equal to their allocable share of the entity-level tax the Company pays on the retained capital gain.
The Company accounts for income taxes under ASC 740, Income Taxes, which provides guidance related to the evaluation of uncertain tax positions. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more likely than not” to be sustained by the applicable tax authority. Tax positions not deemed to meet a “more likely than not” threshold would be recorded as a tax expense in the current year. The Company would account for interest and penalties, if any, as a component of tax expense. The Company has evaluated its tax positions and has concluded that there are no significant tax positions requiring recognition, measurement, or disclosure in the consolidated
financial statements. The Company’s U.S. federal tax returns are subject to examination for a period of three years after they are filed.

3. Investment Manager and Administrator Agreements
Investment Manager
The Investment Manager is the investment adviser to the Company pursuant to the Investment Management Agreement (“IMA”) and is responsible for the management of the Company and the administration of the affairs of the Company to the extent requested by the Company’s Board.
As compensation for its services, the Investment Manager receives a quarterly management fee payable in advance on the first business day of each fiscal quarter in an amount equal to 0.50% (2.0% per annum) based on the Company’s net asset value (“NAV”) to Common Shareholders on the last day of the previous fiscal quarter (the “Management Fee”). No Management Fee was charged prior to the completion of the PSUS IPO. The Investment Manager is not entitled to a performance allocation or any other form of performance fee pursuant to the IMA. During the period from April 29, 2026 (commencement of operations) through June 30, 2026, the Investment Manager earned fees from the Company in the amount of $16,535,543 as presented in the consolidated statement of operations.
Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company (“State Street”) serves as the Company’s administrator, custodian, transfer agent and dividend disbursing agent. State Street provides certain administrative services necessary for the operation of the Company, including maintaining certain Company books and records, providing accounting and tax services, and preparing certain regulatory filings. State Street also serves as the custodian of the Company’s assets and holds such assets in compliance with the 1940 Act. Additionally, State Street serves as transfer agent and dividend disbursing agent with respect to the Common Shares and as administrator of the Company’s dividend reinvestment plan. See page
41
for further details of the Company’s dividend reinvestment plan.
4. Risk Considerations
The following is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus declared effective on April 28, 2026 (the “Prospectus”), provides a more detailed discussion of the Company’s risks. Additional risks and uncertainties not currently known to the Company, or that are currently deemed to be immaterial, also may materially and adversely affect the Company’s business, financial condition and/or operating results.
New Company Risk
The Company is a closed-end investment company with limited investing history. The Company does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Company and its performance.
Non-Diversified Status Risk
The Company is a non-diversified company. As defined in the 1940 Act, a non-diversified company may have a significant part of its investments in a smaller number of issuers than can a diversified company. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified company, like the Company, more susceptible to the risk that one single event or occurrence or adverse developments affecting any single issuer can have a significant adverse impact upon the Company and the Company may be more susceptible to greater losses because of these developments.
Market and Investment Risk
An investment in the Common Shares represents an indirect investment in the securities owned by the Company. The value of, or income generated by, the investments held by the Company are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, economic, political, social and financial market conditions including the level of confidence in financial institutions and the financial system generally, natural/environmental disasters, cyberattacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Company’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Company to greater market risk than normal, possibly resulting in greatly reduced liquidity. The Investment Manager potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity which could also result in impediments to the normal functioning of workforces, including personnel and systems of the Company’s service providers and market intermediaries. Furthermore, during periods in which the Company may use leverage, the Company’s investment, market discount and certain other risks will be magnified.
An investment in the Common Shares is subject to risk of the possible loss of the entire amount invested.
Risks Related to Restrictions on Position Size
The Company’s portfolio positions may be limited by the concentration and diversification limitations and requirements applicable to registered investment companies under the 1940 Act and to RICs under the Code. These concentration and diversification limitations and requirements could limit the ability of the Investment Manager to utilize the Company’s capital to accumulate positions of scale sufficient to successfully employ its investment techniques. In addition, if the concentration of the Company’s investments caused it to violate the asset diversification requirements applicable to RICs, the Company could lose its RIC status and thereby become subject to corporate-level taxes.
Closed-End Investment Company; Liquidity Risk
The Company is a non-diversified closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. Closed-end investment companies differ from open-end investment companies (commonly known as mutual funds) in that investors in a closed-end investment company do not have the right to redeem their shares on a daily basis at a price based on the Company’s NAV.
Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end investment company. The foregoing factors may result in the market price of the Common Shares being less than NAV.
Equity Securities Risk
Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have generally experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Company. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Company may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services.

Not a Complete Investment Program
An investment in the Company’s Common Shares should not be considered a complete investment program. The Company is intended for long-term investors seeking capital appreciation. An investment in the Company is not meant to provide a vehicle for those who wish to play short-term swings in the market. Common shareholders should take into account the Company’s investment objective as well as the common shareholder’s other investments when considering an investment in the Company. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.
Leverage Risk
Concurrently with the closing of the combined transaction, the Company issued $50 million aggregate liquidation preference of its Series A Preferred Shares. Subject to market conditions, the Company intends, as part of its leveraging strategy, to issue unsecured, fixed-rate bonds, and anticipates that over time it will maintain a ratio of approximately 15% to low 20s% debt to total assets in order to enhance its long-term returns. The Company operates and intends to continue to operate with a capital structure that allows it to be an investment grade bond issuer. The Investment Manager’s use of leverage has historically involved accessing a modest amount of low-cost, long-term, covenant-light, investment grade bonds. Historically, the Investment Manager has only agreed to debt incurrence covenants for its affiliated funds at thresholds well above the amount of leverage it intends to use in its core investment strategy and has generally not used any margin borrowings for the affiliated funds. There can be no assurance that the Company will be able to utilize leverage on terms that the Investment Manager deems favorable at any given time. The use of leverage creates an opportunity for increased returns on the Company’s investment portfolio, but also creates risks for investors, including the likelihood of greater volatility of NAV and the market price of the Common Shares than a comparable portfolio without leverage. The use of leverage is also accompanied by interest expense and other costs of borrowing. If the benefits to NAV of the use of leverage do not exceed such expenses or costs, it will have a negative effect on total return. The Company may also be subject to certain restrictions on investments imposed by the guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Company. The Company cannot guarantee that the use of leverage, if employed, will result in a higher return on the Common Shares. Any leveraging strategy the Company employs may not be successful.
Counterparty Risk
The Company and the Investment Manager depend on the services of custodians, counterparties, administrators and other agents, including to carry out certain securities and derivatives transactions and other administrative services. The Company and the Investment Manager are subject to risks of errors and mistakes made by these third parties, which may be attributed to the Company or the Investment Manager and subject the Company and the Investment Manager to reputational damage, penalties or losses. The Company may be unsuccessful in seeking reimbursement or indemnification from these third-party service providers.
The Company is subject to the risk that the counterparty to one or more of these contracts defaults, either voluntarily or involuntarily, on its performance under the contract. In the event of the insolvency of a counterparty or any other party that is holding assets of the Company as collateral, the Company might not be able to recover equivalent assets in full as it will rank among the counterparty’s unsecured creditors in relation to the assets held as collateral. In addition, the Company’s cash held with a custodian or counterparty generally will not be segregated from the custodian’s or counterparty’s own cash, and the Company may therefore rank as an unsecured creditor in relation thereto.
Derivatives Risk
The Company may engage in transactions involving derivative instruments. Derivatives may subject the Company to a number of risks, including:
•
Counterparty risk
–
the risk that a counterparty will be unable to honor its obligations

•
Leverage risk
–
relatively small market movements may result in disproportionately large changes in value
•
Liquidity risk
–
the risk that certain derivative positions may be difficult to close out at a favorable time or price and risk that the Company will be required to make settlement or margin payment obligations
•
Hedging risk
–
the risk that a hedging transaction does not effectively reduce or eliminate the risk it is intended to address, and may limit the opportunity for gain if the value of the hedged position increases
The Company must comply with Rule 18f-4 under the 1940 Act with respect to its use of derivatives, which requires the Company to adopt and implement a comprehensive written derivatives risk management program and to comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). Under Rule 18f-4, VaR limits are greater (250% relative VaR test rather than 200% relative VaR test) for a closed-end investment company that has preferred shares outstanding.
Legal, Tax and Regulatory Risks
Legal, tax and regulatory changes could occur that may have material adverse effects on the Company. For example, the regulatory and tax environment for derivative instruments in which the Company may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Company and the ability of the Company to pursue its investment strategies.
To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Company must, among other things, satisfy certain quarterly asset diversification tests and derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). The Company intends to distribute at least the minimum amount necessary to qualify for such favorable U.S. federal income tax treatment and will be subject to tax on any undistributed taxable income or gains, including net capital gain.
If, for any taxable year, the Company does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Company’s current and accumulated earnings and profits. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of an investor’s investment.
Information Security Risk
As in other parts of the economy, the Company and its service providers, as well as exchanges and market participants through or with which the Company trades, and other infrastructures and services on which the Company or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions.
Management and Operational Risk
The Company is subject to management risk because it is an actively managed investment portfolio. The Investment Manager applies investment techniques and risk analyses in making investment decisions for the Company, but there can be no guarantee that these will produce the desired results. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Corporate Engagement Risk
The Investment Manager may pursue active corporate engagement and seek to effectuate corporate, managerial or similar changes with respect to an investment. The costs in time, resources and capital involved in such an investment strategy depend on the circumstances, which are only in part within the Investment Manager’s control, and may be significant. Such a strategy requires the accumulation of large positions, which are less liquid than smaller positions and therefore the price at which such positions may be sold when seeking to exit an investment could be adversely affected. In addition, the expenses associated with such an investment strategy, including potential litigation, expenses related to the recruitment and retention of board members
, executives and other individuals providing business assistance to the Investment Manager in connection with such an investment strategy (including, for example, consultants and corporate whistleblowers) or other transactional costs, will be borne by the Company. Such expenses may reduce returns or result in losses.
Key Personnel Risk
The Investment Manager is dependent on the services of William A. Ackman and Ryan Israel, PSCM’s Chief Executive Officer and Chief Investment Officer, respectively. If the services of Mr. Ackman and Mr. Israel were to become unavailable for any reason, this occurrence could have a material adverse effect on the Company’s results, financial performance and the trading price of the Company’s
Common
Shares. All of the investment decisions of the Company are made by the PSCM investment team, with Mr. Ackman having ultimate decision-making authority for all portfolio positions. Mr. Ackman, Mr. Israel and the investment team also rely on the diligence, skill and network of business contacts of the other professionals employed by the Investment Manager as well as external advisers and professionals. The investment team will, among other things, evaluate, negotiate, structure and monitor the Company’s investments. The Company’s future success will depend on the continued service of Mr. Ackman and Mr. Israel, along with the Investment Manager’s ability to retain and motivate its other active key personnel and to strategically recruit, retain and motivate new talent. The departure of Mr. Ackman and Mr. Israel or of a significant number of members of the investment team could have a material adverse effect on the Company’s ability to achieve its investment objective. In addition, the Investment Manager may not be successful in its efforts to recruit, retain and motivate the required personnel as the global market for qualified investment professionals is extremely competitive.
Conflicts of Interest Risk
The Investment Manager and its affiliates engage in competing activities and act in multiple capacities, advising the Company, the affiliated funds and its other clients, which creates potential conflicts of interest. When allocating investment opportunities, conflicts of interest could arise from the fact that performance allocations or performance fees might be earned by the Investment Manager by allocating such opportunities to its other affiliated funds that charge a performance allocation or other form of performance fee, and not to the Company, which is not subject to a performance allocation or any other form of performance fee. Conflicts may also arise in connection with pursuing active corporate engagement, where the Investment Manager may acquire fiduciary duties to its various portfolio companies which could potentially conflict with duties owed to the Company.
Large Investor Risk
Ownership of Common Shares may be concentrated among certain institutional investors who purchase Common Shares. The purchase of Common Shares by one or more institutional investors or by the Investment Manager and its affiliates could, depending on the size of such ownership, result in such investors being in a position to exercise significant influence on matters put to a vote of shareholders. Dispositions of shares by large investors could adversely impact the market price and premium or discount to NAV at which the Common Shares trade.

5. Fair Value Measurement
The Company’s assets and liabilities measured at fair value as of June 30, 2026 are categorized below in accordance with the three-level hierarchy under ASC 820, as described in
Note 2 - Valuation of Investments
.

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Services	$226,661,054	$—	$—	$226,661,054
Financials	1,087,721,322	—	—	1,087,721,322
Media	225,366,532	—	—	225,366,532
Restaurant	134,868,600	—	—	134,868,600
Technology	794,735,756	—	—	794,735,756
Money Market Funds	1,698,008,684	—	—	1,698,008,684
U.S. Government Obligations	—	598,801,248	—	598,801,248
Total Assets	$4,167,361,948	$598,801,248	$—	$4,766,163,196

Liabilities
Equity Forwards	$—	$122,684,332	$—	$122,684,332
Total Liabilities	$—	$122,684,332	$—	$122,684,332

There were no transfers between Level 1, Level 2, or Level 3 during the period.
6. Derivative Contracts
In the normal course of business, the Company enters into derivative contracts for investment and hedging purposes. These instruments are subject to various risks, as described in
Note 4 - Risk Considerations - Derivatives Risk
. For the period from April 29, 2026 (commencement of operations) to June 30, 2026, the Company’s derivative activities were classified by two primary underlying risks: equity price risk, associated with the Company’s equity forwards, and currency risk, associated with the Company’s currency options. The Company manages these risks on an aggregate basis along with the other risks associated with its investing activities as part of its overall risk management strategy. All derivatives are reported at fair value (as described in Note 2) in the consolidated statement of assets and liabilities. Changes in fair value are reflected in the consolidated statement of operations. A description of the derivatives traded by the Company for the reporting period is presented below:
Equity Forwards
An equity forward is a commitment to purchase equity securities at a predetermined price, with payment and delivery on a future date, and embeds a cost of carry charge.
Options
Options are contractual agreements that convey the right, but not the obligation, for the purchaser either to buy or sell a specific amount of a financial instrument, commodity or currency at a contracted price, either at a fixed future date or at any time within a specified period.
The following table presents the fair value and average notional amount of the Company’s derivative contracts by primary underlying risk as of June 30, 2026, in accordance with ASC 815,
Derivatives and Hedging
. Average notional amount, a gross measure of each contract’s underlying reference amount, is presented as an indicator of trading volume during the period.
All derivative contracts were held for trading purposes and are included in the Company’s consolidated
statement of assets and liabilities.

Derivative Type	Primary Underlying Risk	Market Value	Average Notional
Assets
Currency Options	Currency	$—	$2,720,600,000
Total Assets		$—	$2,720,600,000

Liabilities
Equity Forwards	Equity Price	$122,684,332	$1,653,613,230
Total Liabilities		$122,684,332	$1,653,613,230
The table below summarizes gains or losses from the Company’s derivative trading activities for the period from April 29, 2026 (commencement of operations) to June 30, 2026 within net realized and unrealized gain/(loss) in the consolidated
statement of operations:

Derivative Type	Net Realized Gain/(Loss)	Net Change In Unrealized Appreciation/(Depreciation)	Total
Currency Options	$(4,743,274)	$—	$(4,743,274)
Equity Forwards	(10,978,033)	(122,684,332)	(133,662,365)
Total	$(15,721,307)	$(122,684,332)	$(138,405,639)
In connection with its use of derivative contracts, the Company is subject to collateral requirements, which may be satisfied in cash and/or securities and vary based on the type of derivative instrument, the counterparty, and/or the exchange clearing house through which derivatives are cleared. For cleared derivatives, collateral requirements are established by the relevant clearing house. For OTC derivatives, collateral terms are governed by the specific contractual agreement with each counterparty.
As of June 30, 2026, the Company had derivative liabilities with two counterparties. In connection therewith, the Company pledged U.S. Treasurys (as reflected in the consolidated schedule of investments) with an aggregate value of $502,104,826 to segregated third-party accounts at State Street for the benefit of such counterparties, of which $122,684,332 was eligible to be offset and presented as collateral pledged in the table below.
The table below displays the amounts by which the fair values of OTC derivative liabilities could be offset as a result of counterparty netting as of June 30, 2026.

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Derivative Type	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Equity Forwards
Nomura Global Financial Products	$44,711,695	$—	$44,711,695	$—	$(44,711,695)	$—
UBS AG	77,972,637	—	77,972,637	—	(77,972,637)	—
Total Equity Forwards	$122,684,332	$—	$122,684,332	$—	$(122,684,332)	$—
The Company’s OTC derivative contracts are generally subject to ISDA agreements that contain certain covenants and provisions that may require the Company to maintain a predetermined level of net assets, and/or provide limits regarding a decline of the Company’s net asset values over 1-12 month periods. The covenants and provisions in the ISDA agreements may vary between the Company’s counterparties. If the Company were to violate such provisions, the counterparties to the OTC derivative contracts could request immediate payment or demand additional collateralization on OTC derivative contracts in net liability positions. Additionally, counterparties may terminate these agreements and the related OTC derivative contracts if the Company does not meet the covenants, or if the provisions are triggered and the Company does not pre-pay or provide additional collateral based on the terms of the ISDA agreements.
7. Share Capital
The Company is authorized to issue an unlimited number of Common Shares. As of June 30, 2026, there were 100,000,000 Common Shares issued and outstanding. All holders of Common Shares will have equal rights as it relates to dividend distributions, assets and voting privileges. Holders of Common Shares will have no conversion, preemptive or other subscription rights.
Prior to the completion of the combined transaction, the Company sold 342,320 Common Shares to the Investment Manager and its affiliates at $50.00 per Common Share, generating proceeds of $17,116,000. Pursuant to the Prospectus, the Company issued the remaining Common Shares in the combined transaction at $50.00 per Common Share. In total, the Company issued 100,000,000 Common Shares at $50.00 per Common Share, generating total gross proceeds to the Company of $5 billion.

For the period from November 28, 2023 (inception) to April 29, 2026 (commencement of operations), the Company incurred net expenses of $15,996,659, consisting of (i) interest income of $122,808, (ii) professional fees of $2,529,315, (iii) filing fees of $2,492,944, (iv) Trustees’ compensation of $2,152,161, (v) other expenses of $223,813 and (vi) offering costs of $8,721,234 which were expensed on August 1, 2024 in connection with the Company’s withdrawal of its initial registration statement for its proposed public offering. After deducting these net expenses and sales load, placement fees, structuring fees and other offering expenses of $104,654,555 associated with the combined transaction, net proceeds totaled $4,879,348,786, representing a net asset value of $48.79 per Common Share.
In connection with the PSUS IPO, the Company issued $50 million aggregate liquidation preference of its 7.50% Series A Cumulative Preferred Shares, no par value per share (the “Series A Preferred Shares”), at a price of $50.00 per Series A Preferred Share in a transaction exempt from registration under the Securities Act.
Holders of the Series A Preferred Shares will have the right to elect two Trustees at all times. In accordance with the requirements of the 1940 Act, in the event that the Company fails to pay dividends on these shares for two years, holders of Series A Preferred Shares would become entitled to elect a majority of the Trustees until the dividends are paid.
8. Related-Party Transactions
Investment Management Agreement
The relationship between the Company and the Investment Manager, including the management fees charged by the Investment Manager, is disclosed in Note 3.
Trustee Compensation
The Company’s Trustees who do not also serve in an executive officer capacity for the Company or the Investment Manager and who are not otherwise “interested persons” of the Company under the 1940 Act, receive annual cash retainer fees. Additional annual compensation is payable to the chairman of the Board, the chairman of the Audit Committee and Trustees serving on the Audit Committee. Such amounts are paid quarterly in arrears. For the period from April 29, 2026 (commencement of operations) through June 30, 2026, Trustees’ compensation totaled $198,917, as presented in the consolidated
statement of operations. Prior to the commencement of operations, Trustees’ compensation totaled $2,152,161. As of June 30, 2026, $288,750 was payable as presented in the consolidated
statement of assets and liabilities.
The Company also reimburses each of the Trustees for reasonable and authorized business expenses in accordance with the Company’s policies, including reimbursement of out-of-pocket expenses incurred in connection with attending Board or committee meetings.

Affiliated Ownership
In connection with the PSUS IPO, Pershing Square PSUS Holdings, LLC, a Nevada limited liability company, affiliate of the Investment Manager, and subsidiary of PS Inc. (“PSUS Holdings”), purchased (i) Common Shares in the combined private placement at $50.00 per Common Share such that, together with the 342,320 Common Shares previously acquired by the Investment Manager and its affiliates, its aggregate investment in Common Shares totaled $200 million, and (ii) $50 million of Series A Preferred Shares (collectively, the “Pershing Square Investment”). PSUS Holdings agreed that it will not sell, transfer, or otherwise dispose of $100 million of the Common Shares or the Series A Preferred Shares acquired as part of the Pershing Square Investment prior to the twenty-fifth (25th) anniversary of the closing date of the combined transaction, subject to certain exceptions.
As of June 30, 2026, the Investment Manager, its affiliates and affiliated entities had aggregate beneficial ownership of 11.2% of the Common Shares, which was acquired in the combined transaction and through market transactions following the PSUS IPO. This amount includes PSUS Holdings’ ownership of 4.0% of the Common Shares. PSUS Holdings also owns 100% of the Company’s Series A Preferred Shares.
9. Indemnifications
Under the Company’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.
10. Segment Reporting
Under Topic 280, an operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the chief operating decision maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Company’s CODM is comprised of the Investment Manager’s Chief Executive Officer, President and Chief Financial Officer. The CODM monitors the operating results of the Company as a whole and the Company’s long-term strategic asset allocation is guided by the Company’s investment objective and principal investment strategies, and executed by PSCM’s investment team. The financial information provided to and reviewed by the CODM is presented within the Company’s consolidated financial statements.
11. Subsequent Events
The Investment Manager has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Endnotes and Disclaimers

ENDNOTES TO COMPANY PERFORMANCE AND INVESTMENT MANAGER’S REPORT
1.
The performance table includes information for: (i) PSLP, a private investment fund organized as a Delaware limited partnership; (ii) PSINTL, a Cayman Islands exempted company operating as a private investment fund; (iii) PSH, a Guernsey-registered closed-end investment company; (iv) the Company, a non-diversified, closed-end management investment company registered under the 1940 Act; and the S&P 500 Index. The performance shown for PSH, PSLP and PSINTL is each fund’s actual historical performance, shown pro forma net of a 2.0% management fee, representing the management fee rate payable by the Company pursuant to the Investment Management Agreement between the Company and the Investment Manager, as described in greater detail in the Company’s prospectus, and net of other deductions and/or expenses, such as brokerage commissions and administrative expenses, but without giving effect to any performance fees or performance allocation actually paid or incurred by these funds. The pro forma returns are calculated by applying the 2.0% management fee rate actually payable by the Company to each Affiliated Fund’s actual historical track record. Because this performance information is derived from actual investment results and applies an actual (not assumed) fee rate, it is not a hypothetical or illustrative return for the purposes of applicable CFTC and NFA rules. The returns of PSH, PSLP and PSINTL are shown individually, each on a stand-alone basis, and are not weighted or combined into a single blended figure. The performance information of the Affiliated Funds presented herein is not the performance record of the Company and should not be considered a substitute for the Company’s own performance. There can be no assurance that the Company will achieve comparable results, or that the Company’s returns will equal or exceed those of any Affiliated Fund, or that the Company will be able to implement its investment strategy or achieve its investment objective. The Company’s investments may be made under different economic conditions and may include different underlying investments than those of the Affiliated Funds. Past performance is not indicative of future performance.
2.
The columns titled “Pro Forma PSLP Net Return,” “Pro Forma PSINTL Net Return” and “Pro Forma PSH Net Return” show the returns of PSLP, PSINTL and PSH, respectively, as described in endnote 1. Net returns are presented on an annual basis, except as stated, for year-to-date through June 30, 2026 and August 11, 2026. In addition, the cumulative and compounded annual returns of each Affiliated Fund are presented for the period from each Fund’s respective inception date to August 11, 2026. PSLP’s inception date is January 1, 2004, PSINTL’s inception date is January 1, 2005 and PSH’s inception date is December 31, 2012.
3.
The PSUS Net Returns are the Company’s own actual historical performance for the period since the commencement of operations on April 29, 2026, net of the management fee and other deductions and/or expenses actually incurred by the Company. The returns are calculated based on the Company’s IPO price of $50.00 per common share.
4.
The S&P 500 is an unmanaged capitalization-weighted index that measures the performance of the large-capitalization segment of the U.S. market. The index includes 500 leading U.S. stocks representing all major industries. The S&P 500 index is proprietary to and is calculated, distributed and marketed by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), its affiliates and/or its licensors and has been licensed for use. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. © 2026 S&P Dow Jones Indices LLC, its affiliates and/or its licensors. All rights reserved.

This index does not reflect any fees, expenses or sales loads. It is not possible to invest directly in an index. The volatility of the index presented may be materially different from that of the performance of the Company and/or the Affiliated Funds. In addition, the index employs different guidelines and criteria than the Company and the Affiliated Funds; as a result, the holdings of the Company and the Affiliated Funds differ significantly from the securities that comprise the index. The index allows for comparison of the Affiliated Funds’ and the Company’s performance with that of a well-known, appropriate and widely recognized benchmark; the index is not intended to be reflective or indicative of the Affiliated Funds’ or the Company’s past or future performance.

The cumulative and compounded annual returns for the S&P 500 index are presented for the period from January 1, 2004 to August 11, 2026 in line with PSLP as the Pershing Square fund with the longest track record.

5.
The contributions and detractions to performance presented herein are based on gross returns which do not reflect the deduction of management fees paid by the Company. Inclusion of such fees and expenses would produce lower returns than presented here. In addition, at times, PSCM may engage in hedging transactions to seek to reduce risk in the Company’s portfolio, including investment-specific hedges that do not relate to the underlying securities of an issuer in which the Company is invested. For each issuer, the gross returns reflected herein (i) include only returns on the investment in the underlying issuer and any hedge positions that directly relate to the securities that reference the underlying issuer (e.g., if the Company was long Issuer A stock and also purchased puts on Issuer A stock, the gross return reflects the profit/loss on the stock and the profit/loss on the put); (ii) do not reflect the cost/benefit of hedges that do not relate to the securities that reference the underlying issuer (e.g., if the Company was long Issuer A stock and short Issuer B stock, the profit/loss on the Issuer B stock is not included in the gross returns attributable to the investment in Issuer A); and (iii) do not reflect the cost/benefit of portfolio hedges. Performance with respect to currency hedging related to a specific issuer (as applicable) is included in the overall performance attribution of such issuer. The contributors and detractors to the gross returns presented herein are for illustrative purposes only. The securities on this list may not have been held by the Company for the entirety of the periods presented. All investments involve risk including the loss of principal. It should not be assumed that investments made in the future will be profitable or will equal the performance of the securities on this list. Past performance is not indicative of future results. Please refer to the net performance figures presented on page
3
.

DISCLAIMERS
Basis for Presentation
The Investment Manager manages each of PSLP, PSINTL and PSH with investment objectives, policies and strategies that are substantially similar to those of the Company, and has managed each Affiliated Fund since its respective inception. The relative sizes of the Company and the Affiliated Funds are sufficiently comparable to ensure that the performance of the Affiliated Funds is relevant to a common shareholder of the Company. This performance information is presented as a complement to, and not a substitute for, the Company’s own performance, in order to provide common shareholders with a more complete basis on which to evaluate the Investment Manager and the Company.
Neither PSLP, PSINTL nor PSH is registered under the 1940 Act, and, therefore, none of them is subject to the investment restrictions, leverage and derivative restrictions, diversification requirements and other regulatory requirements imposed on registered investment companies by the 1940 Act and on regulated investment companies by the U.S. Internal Revenue Code of 1986, as amended (the “Code”). If any or all of the Affiliated Funds had been registered under the 1940 Act and/or operated as regulated investment companies under the Code, their respective returns might have been lower and their ability to undertake certain transactions or investments may have been restricted.

Limitations of Performance Data and Important Legal Information
Past performance is not necessarily indicative of future results. Pages
9
-
15
provide information and analyses relating to equity positions in the Company’s portfolio as of August 11, 2026 except for those under 3% of the Company’s NAV (unless there is a material update to the business of the portfolio company to report). All investments involve risk including the loss of principal. It should not be assumed that any of the investments discussed herein were or will prove to be profitable, or that the investment decisions we make in the future will be profitable or will equal the investment performance of the investments discussed herein. This report does not constitute a recommendation, an offer to sell or a solicitation of an offer to purchase any security or investment product. PSCM may currently or in the future buy, sell, cover or otherwise change the form of its investment in the companies discussed in this report for any reason. PSCM hereby disclaims any duty to provide any updates or changes to the information contained here including, without limitation, the manner or type of any PSCM investment. The statements in this report do not constitute a guarantee or promise with respect to any outcome and there can be no assurance that these expectations will be achieved. They should not be taken to reflect the view or opinions of the management or the board of directors of any portfolio company or that of any individual director.
The analyses and conclusions of PSCM contained in this report are based on publicly available information and illustrate PSCM’s current views and opinions on the matters therein. PSCM recognizes that there may be confidential or otherwise non-public information in the possession of the companies discussed in the report and others that could lead these companies to disagree with PSCM’s conclusions. The analyses provided include certain statements, assumptions, estimates and projections prepared with respect to, among other things, the historical and anticipated operating performance of the companies. Such statements, assumptions, estimates, and projections reflect various assumptions by PSCM concerning anticipated results that are inherently subject to significant economic, competitive, legal, regulatory, and other uncertainties and contingencies and have been included solely for illustrative purposes. No representations, express or implied, are made as to the accuracy or completeness of such statements, assumptions, estimates or projections or with respect to any other materials herein. Furthermore, the information presented in the table under the section “Portfolio Update” concerning our estimates of longer-term earnings per share growth is not, and should not be considered to be, a forecast, prediction or expectation of future outcomes with respect to the applicable portfolio companies. We understand that actual results of a given portfolio company, which are each subject to a number of risks and uncertainties and many of which are difficult to predict and generally beyond our control, may likely differ materially from the estimates presented in the table.

Forward-Looking Statements

This report also contains forward-looking statements, which reflect PSCM’s views. These forward-looking statements can be identified by reference to words such as “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate” or other comparable words. These forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Should any assumptions underlying the forward-looking statements contained herein prove to be incorrect, the actual outcome or results may differ materially from outcomes or results projected in these statements. None of the Company, PSCM or any of their respective affiliates undertakes any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law or regulation.

Dividend Reinvestment Plan

The Company adopted the following plan (the “Plan”) with respect to cash dividends and other cash distributions (collectively, “Cash Dividends”) declared by the Board on its Common Shares:
1.
Unless a record holder of Common Shares (a “Common Shareholder”) specifically elects to receive cash as set forth below, all Cash Dividends will be automatically reinvested in additional Common Shares, as set forth herein, and no action shall be required on such Common Shareholder’s part to have Cash Dividends reinvested in Common Shares. All Common Shareholders are deemed to be participants in the Plan (“Participants”) unless they specifically elect not to participate in the Plan by notifying the Plan Administrator pursuant to the instructions in Section 7 hereof.
2.
State Street Bank and Trust Company, as plan agent (the “Plan Administrator”), serves as agent for the Participants of the Company in administering the Plan. The Common Shares are acquired by the Plan Administrator for a Participant’s account, depending upon the circumstances described below, either (i) through receipt of additional authorized and unissued Common Shares from the Company (“Newly Issued Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on a Cash Dividend payment date, the Company’s net asset value per Common Share (“NAV”) is equal to or less than the market price per Common Share on the NYSE plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Administrator will invest the Cash Dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant’s account will be determined by dividing the dollar amount of the Cash Dividend by the Company’s NAV on the date the shares are issued, unless the Company’s NAV is less than 95% of the then current market price on the NYSE of a Common Share, in which case the dollar amount of the Cash Dividend will be divided by 95% of the then current market price on the NYSE of a Common Share. If, on the Cash Dividend payment date, the Company’s NAV is greater than the market price on the NYSE of a Common Share (such condition being referred to as “market discount”), the Plan Administrator will invest the Cash Dividend amount in Common Shares acquired on behalf of the Participant in Open-Market Purchases.
3.
A Common Shareholder may, however, elect to receive an entire Cash Dividend in cash. To exercise this option, such Common Shareholder shall notify the Plan Administrator in writing or by telephone (pursuant to the instructions in Section 7 hereof) so that such notice is received by the Plan Administrator no later than 1:00 p.m. Eastern time on the record date for the Cash Dividend involved. Persons who hold their Common Shares through a bank, broker or other nominee and who wish to elect to receive any Cash Dividends in cash must contact their bank, broker or other nominee.
4.
The Plan Administrator will set up a Plan account for Common Shares acquired through the Plan for each Participant. The Plan Administrator may hold each Participant’s Common Shares, together with the Common Shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of Common Shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.
5.
The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Common Share and dividends and other distributions on fractional Common Shares will be credited to each Participant’s Plan account.
6.
In the event that the Company makes available to its shareholders rights to purchase additional Common Shares or other securities, the Common Shares or other securities held by the Plan Administrator for each Participant under the Plan will be added to any other Common Shares or other securities held by the Participant (in book-entry or certificated form) in calculating the number of rights to be issued to the Participant.

7.
The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company. There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Company as a result of dividends or other distributions payable either in Common Shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Administrator’s Open-Market Purchases in connection with the reinvestment of Cash Dividends.
8.
Each Participant may terminate his, her or its account under the Plan by so notifying the Plan Administrator by writing to the Plan Administrator at State Street Corp—Transfer Agency, 1776 Heritage Drive, North Quincy, MA 02171 or by calling the Plan Administrator at (617) 985-9686. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator at least 10 days prior to any dividend or other distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or other distribution. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or other distribution by the Company. Persons who hold their Common Shares through a bank, broker or other nominee and who wish to terminate their account under the Plan may do so by notifying their bank, broker or other nominee.
9.
Upon any termination of the Plan by the Company or upon any termination by a Participant of his, her or its account under the Plan, the Plan Administrator will cause full and fractional Common Shares held for the Participant under the Plan to be credited to the Participant in book-entry form with the Company’s transfer agent. In advance of such termination, a Participant may instead elect to have the Plan Administrator sell part or all of the Participant’s shares and remit the proceeds to the Participant. A sale request that is received before 1:00 p.m. Eastern time, will, subject to market conditions and their factors, generally be sold the same business day. Sales usually take place on a daily basis during trading days on the NYSE, and are generally processed on the day that a sale request is received by the Plan Administrator (if received during a trading day) and no later than five business days of the receipt of that request. Persons who hold their Common Shares through a bank, broker or other nominee and who wish to sell part or all of their shares under the Plan may do so by notifying their bank, broker or other nominee.
10.
These terms and conditions may be amended or supplemented, and the Plan may be terminated, by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof (and in the case of termination, at least 30 days prior to the record date for the payment of any Cash Dividend by the Company). The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice from the Participant of the termination of such Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator, in its place and stead, of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and other distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and other distributions payable on Common Shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.
11.
The Plan Administrator will at all times act in good faith and use its commercially reasonable best efforts to ensure its full and timely performance of all services to be performed by it under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.
12.
These terms and conditions shall be governed by the laws of the State of Delaware, without regard to its conflict of laws rules.

Privacy Notice
Introduction
Your privacy is very important to us. This notice (this “
Privacy Notice
”) is provided by Pershing Square USA, Ltd. (the “
Company
”, “
we
”, “
our
” or “
us
”), and sets forth our policies for the collection, use, storage, sharing, disclosure (collectively, “
processing
”) and protection of nonpublic personal information and personal data (together, “
personal information
”) relating to current, prospective and former investors in the Company.
References to “you” or an “investor” in this Privacy Notice mean any investor who is an individual, or any individual connected with an investor who is a legal person, as applicable.
Who to Contact About This Privacy Notice
This Privacy Notice is being provided in accordance with the applicable requirements under the privacy and data protection laws that apply in the jurisdictions where we operate (collectively, the “
Data Protection Laws
”). The Company is considered to be a data controller in respect of any personal information we hold about you for the purposes of certain Data Protection Laws. This means that the Company determines the purposes and the means of the processing of your personal information.
Please contact Investor Relations by calling +1 (212) 813-3700 or by writing to the following address: ir@persq.com, for any questions about this Privacy Notice or requests with regards to the personal data we hold.
The Types of Personal Information We May Hold
The categories of personal information we may collect include names, residential or business addresses or other contact details, account details, information about assets, transactions, or investment activities or other personal information, as specified under the applicable Data Protection Laws.
How We Collect Personal Information
We may collect personal information about you through (i) information provided directly to us by you, or another person on your behalf; (ii) information you provide to us in correspondence and conversations with the Company’s representatives; and (iii) information that we obtain, directly or indirectly, in relation to any transactions between you and us, such as when you purchase securities from us.
We may also receive your personal information from third parties or other sources, such as our affiliates, publicly accessible databases or registers, tax authorities, governmental agencies and supervisory authorities, or other publicly accessible sources.
How We May Use Personal Information
We may process your personal information for the purposes of administering the relationship between you and us (including processing your transactions, communications and reporting), marketing of our products and services, monitoring and analyzing our activities, and complying with applicable legal or regulatory requirements (including, as may be applicable, anti-money laundering, fraud prevention, tax reporting, sanctions compliance, or responding to requests for information from supervisory authorities, or law enforcement agencies).
Where legally required, we will use one of the permitted grounds under the applicable Data Protection Laws to process your personal information. Such grounds include, for example, circumstances where:

(i)
processing is necessary to perform our obligations in providing a financial product or service to you;
(ii)
we are required to comply with a legal or regulatory obligation applicable to us; or
(iii)
we, or a third party on our behalf, have determined that it is necessary for our legitimate interests to collect and use your personal information, such as if we believe that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose.
What Are the Consequences of Failing to Provide Personal Information
Where personal information is required to satisfy a statutory obligation (including compliance with applicable anti-money laundering or sanctions requirements) or a contractual requirement, failure to provide such information may result in us not being able to provide services to you. Where there is suspicion of unlawful activity, failure to provide personal information may result in the submission of a report to the relevant law enforcement agency or supervisory authority.
How We May Share Personal Information
We may disclose information about you to our affiliates, service providers, or other third parties to accept your investment, administer and maintain your account(s), or otherwise perform our contractual obligations, or as may otherwise be permitted or required by law. We may also need to share your personal information with regulatory, tax or law enforcement authorities to comply with applicable legal or regulatory requirements, respond to court orders, or in the context of litigation, government, regulatory or self-regulatory organization requirements or requests for information, administrative proceedings, or investigations. We will also release information about you if you direct us to do so.
It may also be necessary, under anti-money laundering and similar laws, to disclose information about you to facilitate the establishment of trading relationships for the Company with the Company’s prime brokers, custodians, executing brokers or other trading counterparties.
We may also disclose information about you, or your transactions and experiences with us, including to our affiliates or service providers for our everyday business purposes, such as administration of our business, record-keeping, maintaining security of our information technology systems, reporting and monitoring of our activities, investor relations activities, and compliance with applicable legal and regulatory requirements.
Retention Periods and Security Measures
We will not retain personal information for longer than is necessary in relation to the purpose for which it is collected, subject to the applicable Data Protection Laws. Personal information will be retained for the duration of your investment in the Company and for a minimum of five years after a withdrawal of your investment, or liquidation of the Company. We may retain personal information for a longer period for the purpose of marketing our products and services or compliance with applicable law. From time to time, we will review the purpose for which personal information has been collected and decide whether to retain it or to delete if it no longer serves any purpose to us.
To protect your personal information from unauthorized access and use, we apply organizational and technical security measures in accordance with applicable Data Protection Laws. These measures include computer safeguards and secured files and buildings.

Additional Information under the U.S. Gramm-Leach-Bliley Act 1999 (Reg S-P) and Fair Credit Reporting Act (Reg S-AM)
For purposes of U.S. federal law, this Privacy Notice applies to current and former investors who are individuals or Individual Retirement Accounts. We are providing this additional information under U.S. federal law.
We may disclose information about our investors, prospective investors or former investors to affiliates (i.e., financial and non-financial companies related by common ownership or control) or non-affiliates (i.e., financial or non-financial companies not related by common ownership or control) for our everyday business purposes, such as to process your transactions, maintain your account(s) or respond to court orders and legal investigations. Thus, it may be necessary or appropriate, under anti-money laundering and similar laws, to disclose information about the Company’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so.
We do not share your information with non-affiliates for them to market their own services to you. We may disclose information you provide to us to companies that perform marketing services on our behalf, such as any placement agent retained by the Company.
Additional Information for Individual Investors in Europe
As an individual investor, you may have certain rights under the EU General Data Protection Regulation and the same as it forms part of the law of the United Kingdom (together, “
GDPR
”) or the Swiss Federal Act on Data Protection (as revised) (“
FADP
”), each to the extent applicable, in relation to our processing of your personal data and any processing carried out on your behalf. Subject to applicable law, these rights may include: (i) the right to request access to your personal data; (ii) the right to request rectification of your personal data; (iii) the right to request erasure of your personal data (the “right to be forgotten”); (iv) the right to restrict our processing or use of your personal data; (v) the right to object to our processing or use where we have considered this to be necessary for our legitimate interests (such as in the case of our marketing activities); (vi) where relevant, the right to request the portability of your personal data; (vii) if your consent to processing has been obtained, the right to withdraw your consent at any time; and (viii) the right to lodge a complaint with a supervisory authority. Please note that the right to be forgotten that applies in certain circumstances under GDPR is not likely to be available in respect of the personal data we hold, given the purpose for which we collect such data, as described above.
Due to the international nature of our business, your personal data may be transferred to jurisdictions that are not considered to offer equivalent protection to personal data as under the GDPR or FADP (“
Third Countries
”). We will take steps reasonably necessary to ensure that your personal data is treated securely and in accordance with this Privacy Notice and applicable Data Protection Laws when it is processed in, or otherwise accessed from, Third Countries – which may include entering into appropriate contractual undertakings with service providers who process personal data on our behalf in such Third Countries. We may also be required to transfer your personal data to our regulators or government agencies in Third Countries in cases where such transfers are necessary in the context of administrative proceedings, such as requests for information, examinations or investigations, or to other relevant parties in Third Countries where it is necessary for the purposes of establishing, bringing, or defending legal claims, or for another legitimate business purpose, such as compliance with our legal or regulatory obligations under foreign law.
If you require further information about these protective measures, you can request it using the contact details provided above.

Complaining to supervisory authorities
Subject to applicable Data Protection Law, you may have the right to lodge a complaint with a supervisory authority such as the Information Commissioner’s Office in the United Kingdom or a data protection authority in a member state of the European Economic Area of your usual residence or place of work or of the place of the alleged breach if you consider that the processing of your personal data carried out by the Company, the Company’s administrator or any other service provider to the Company, has breached applicable Data Protection Law.

Additional Information
Portfolio Information
The Company files its complete
consolidated
schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT reports will be available on the SEC’s website at https://www.sec.gov.
Pershing Square USA, Ltd.
787 Eleventh Avenue, 9
th
Floor
New York, NY 10019
Telephone: (212) 813-3700
https://www.pershingsquareusa.com/

Investment Manager
Pershing Square Capital Management, L.P.
787 Eleventh Avenue, 9
th
Floor
New York, NY 10019
Telephone: (212) 813-3700
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA 02171
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001
Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Item 2. Code of Ethics
Not applicable for semi-annual reporting period.
Item 3. Audit Committee Financial Expert
Not applicable for semi-annual reporting period.
Item 4. Principal Accountant Fees and Services
Not applicable for semi-annual reporting period.
Item 5. Audit Committee of Listed Registrant
Not applicable for semi-annual reporting period.
Item 6. Investments
(a)
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)
Not applicable.
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies
Not applicable.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
Not applicable.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

At a meeting held on October 7, 2025 (the “
October 2025 Meeting
”), the Board of Trustees (the “
Board
”) of Pershing Square USA, Ltd. (the “
Company
”), including a majority of the independent Trustees (voting separately), unanimously voted to approve the investment management agreement (the “
Investment Management Agreement
”) by and between the Company and Pershing Square Capital Management, L.P. (the “Investment Manager”) for an initial two-year period.
In reaching a decision to approve the Investment Management Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of the advisory services to be provided to the Company by the Investment Manager under the Investment Management Agreement; (2) the Investment Manager’s investment capabilities; (3) the competitiveness of the advisory fee; (4) the costs of services to be provided and profits to be realized under the Investment Management Agreement to the Investment Manager; (5) the extent to which economies of scale would be realized to the extent the Company grows; (6) whether the fee arrangements reflect any potential economies of scale and whether the proposed fee arrangements reflect these economies of scale for the benefit of the Company’s investors; (7) information concerning expected portfolio transaction allocations and portfolio turnover; (8) the organizational capability and financial condition of the Investment Manager and its affiliates; and (9) various other factors.

The Board’s decision to approve the Investment Management Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.
The Board requested, considered and evaluated information regarding the following factors, among others:
Nature, Extent and Quality of Services to be Provided
The Trustees reviewed and considered the nature, extent and quality of the services proposed to be provided by the Investment Manager under the Investment Management Agreement.
Among other things, the Board reviewed and considered information included in the meeting materials for the October 2025 Meeting and meeting materials for a meeting of the Board of Trustees held on June 26, 2024 (collectively, the “
Meeting Materials
”) regarding the qualifications, background and experience of the staff and personnel of the Investment Manager that were proposed to be primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios with similar investment strategies to the Company and the industry knowledge of the Investment Manager’s senior investment team.
The Trustees also evaluated the ability of the Investment Manager to attract and retain high-caliber professional employees. In this regard, the Trustees considered information regarding the Investment Manager’s compensation program, which reflects annual incentives designed to align the investment professionals’ interests with the success of the Company.
In addition, the Trustees reviewed information about the Investment Manager’s investment process, financial stability, investment and risk management programs and legal and compliance programs, and the Company’s anticipated use of leverage, the form of leverage potentially to be used by the Company, and the effect that such use of leverage may have on the Company’s portfolio and performance.
The Trustees noted that the Company is a new fund and therefore had no historical performance for the Trustees to review at such time.

The Board considered the Investment Manager’s capabilities in managing funds with investment strategies similar to the Company’s investment strategies, including Pershing Square Holdings, Ltd. (“PSH”), Pershing Square, L.P. (“PS LP”), and Pershing Square International, Ltd. (“PS Ltd” and together with PS LP and PSH, the “Affiliated Funds”). The Trustees noted that among the Affiliated Funds, PSH was the closest comparable fund. The Trustees then reviewed, considered and discussed at length: (1) the performance results of the Affiliated Funds, and (2) the performance data for (i) other comparable registered closed-end investment companies and (ii) a group of retail-focused funds, including unlisted interval funds, business development companies, private market funds and a mutual fund (collectively, the “
Comparable Funds
”). In considering the advisory and other arrangements with respect to the Company in comparison to the Comparable Funds, the Trustees considered management’s belief that the Company’s investment strategies are relatively unique in the marketplace, as well as certain potential competitive advantages of the Company’s investment strategy.
Based on the above factors, together with those referenced below, the Trustees concluded that they were generally satisfied with, and that the Company should benefit from, the nature, extent and quality of services proposed to be provided to the Company by the Investment Manager.

Investment Management Fee Rate
The Trustees then reviewed and considered the management fee rate to be payable by the Company to the Investment Manager under the Investment Management Agreement. The Trustees considered a comparison with the management fee rate of each of the Comparable Funds and Affiliated Funds. Among other things, the Trustees considered the differences between the proposed investment strategy of the Company and that of each of the Comparable Funds, noting the Investment Manager’s belief that the Company is unique and that as a result there were no directly comparable funds. The Trustees noted that the Company’s proposed management fee rate was generally comparable to those of the Comparable Funds. The Trustees also considered the reasons provided by the Investment Manager for the differences among the proposed management fee structure and the management fee structure of the Comparable Funds and Affiliated Funds.

The Trustees then discussed the fact that the Board had previously considered a waiver of the Company’s management fee for the first year of the Company’s investment operations as an inducement for investors to participate in the Company’s initial public offering (the “
IPO
”). They noted that, following changes to the structure of the IPO, investors would receive a different kind of inducement to participate in the IPO: shares of Pershing Square Inc., the parent company of the Investment Manager (“PS Inc.”), based on a to be determined ratio, for no additional consideration. The Trustees noted that the Investment Manager believed the shares of PS Inc. represented materially greater value to investors than the previously contemplated management fee waiver.

In considering the management fee rate, the Trustees also discussed the Company’s expected use of leverage, including the issuance of preferred shares by the Company. The Trustees noted that, while the Investment Manager believes that the prudent use of leverage is in the best interests of the Company and its shareholders, the issuance of preferred shares has the potential to increase the Investment Manager’s overall management fee under the proposed management fee structure.
Based on their review, the Trustees concluded that the Company’s proposed management fee rate is fair and reasonable in light of the services proposed to be provided to the Company and other factors considered.
Profitability
The Trustees then considered the costs of services to be provided and potential profits to be realized by the
Investment Manager and its affiliates from their relationship with the Company, recognizing the difficulty in evaluating a manager’s projected profitability with respect to a fund that is not yet operational. In addition, the Trustees considered that the Investment Manager had agreed with PSH to offset the variable performance fee payable by PSH to the Investment Manager in an amount equal to 20% of any management fees the Investment Manager earns from funds it manages that invest in public securities that do not have performance fees, including the Company. The Trustees concluded that the exact profitability to the Investment Manager from its relationship with the Company would be difficult to estimate, but was not excessive.

Economies of Scale
The Trustees then considered the potential growth of the Company and information presented regarding whether the Investment Management Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Trustees considered ways that any potential economies of scale might be realized and how they may be shared. Based on the foregoing, the Trustees concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.
Other Benefits and Other Factors
The Trustees considered other benefits to the Investment Manager and its affiliates that may be derived from their relationship with the Company. In addition, the Trustees noted that in connection with the Company’s IPO, the Company was expecting:

(1) investments from a group of qualified investors to acquire shares in a private placement transaction (the “
Private Placement
”) exempt under the Securities Act of 1933, as amended; and (2) a seed investment by PS Inc. of at least $100 million. The Trustees considered the material benefits expected to be received by the Company in light of such contributions.
Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation expected to be payable to the Investment Manager pursuant to the Investment Management Agreement was fair and reasonable in light of the services to be provided to the Company by the Investment Manager and other factors considered.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable for semi-annual report.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Not applicable for semi-annual report.
(a)(2) Not applicable for semi-annual report.
(a)(3) Not applicable for semi-annual report.
(a)(4) Not applicable for semi-annual report.
(b) Not applicable.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).
Item 15. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 16. Controls and Procedures.
(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.
(b)
There have been no changes in the registrant's internal control over financial reporting during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation
(a)
Not applicable.
(b)
Not applicable.
Item 19. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Not applicable for semi-annual report.
(a)(3)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pershing Square USA, Ltd.

By:	/s/ William A. Ackman
William A. Ackman
Chief Executive Officer
(Principal Executive Officer)
Date: August 21, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William A. Ackman
William A. Ackman
Chief Executive Officer
(Principal Executive Officer)
Date: August 21, 2026

By:	/s/ Michael Gonnella
Michael Gonnella
Chief Financial Officer
(Principal Financial Officer)
Date: August 21, 2026